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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to §240.14a-12

HOVNANIAN ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HOVNANIAN ENTERPRISES, INC. 110 West Front Street, P.O. Box 500, Red Bank, N.J. 07701 (732) 747-7800

October 14, 2008

Dear Stockholder:

        You are cordially invited to attend a Special Meeting of Stockholders which will be held on December 5, 2008, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017. The meeting will start promptly at 10:30 a.m. This is an important Special Meeting that affects your investment in the Company.

        At the meeting you will be asked to consider and vote upon an amendment to the Company's Certificate of Incorporation, to approve your Board of Directors' decision to adopt and implement a stockholder rights plan and to adjourn the Special Meeting to a later date or dates, if necessary. Your Board of Directors believes that, together, the charter amendment and the stockholder rights plan will help foster the Company's long term-growth and preserve its ability to use certain of its tax assets.

        Attached to this letter are a Notice of Special Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.

        It is important that your shares be represented and voted at the meeting. Therefore, we urge you to submit your proxy, even if you intend to come to the meeting. Please promptly complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or, if applicable, submit your proxy via the Internet or by telephone according to the instructions on the proxy card. If you decide to attend the meeting, you may still vote your shares in person even if you have previously returned a proxy.

        We welcome the opportunity to meet with many of you and we sincerely hope you will be able to attend and participate in the Special Meeting.

Sincerely yours,

Kevork S. Hovnanian Chairman of the Board

PROXY VOTING METHODS

        If at the close of business on October 13, 2008, you were a stockholder of record or held shares through a broker or bank, you may have your shares voted as described in the enclosed proxy card or you may vote in person at the Special Meeting. For more general information on how you may vote your shares please see the discussion under "Questions and Answers About the Special Meeting, the NOL Protective Amendment, the Rights Plan and Adjournment—General—How do I cast my vote?" You may revoke your proxies at the times and in the manners described in the Proxy Statement.

        If you require directions to the Company's Special Meeting, please call the Company's Investor Relations department at 1-800-815-9680.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

HOVNANIAN ENTERPRISES, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

October 14, 2008

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Hovnanian Enterprises, Inc. will be held on December 5, 2008, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 at 10:30 a.m. for the following matters:

  1.
  To approve an amendment to the Company's Certificate of Incorporation to restrict certain transfers of Class A Common Stock in order to preserve the tax treatment of the Company's net operating losses and built-in losses ("NOL Protective Amendment");

  2.
  To approve the Board of Directors' decision to adopt and implement a stockholder rights plan (the "Rights Plan");

  3.
  To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve the NOL Protective Amendment and/or the Rights Plan; and

  4.
  The transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

        Your Board of Directors believes these proposals are in the best interests of the Company and our stockholders and unanimously recommends that you vote FOR proposals 1, 2 and 3.

        Only stockholders of record at the close of business on October 13, 2008 are entitled to notice of, and to vote at, the Special Meeting. Accompanying this Notice of Special Meeting of Stockholders is a proxy statement and proxy card(s).

        Stockholders of Class A Common Stock or registered stockholders of Class B Common Stock may submit proxies over the Internet, by telephone or by signing, dating and returning by mail the enclosed proxy card, or they may vote in person by attending the Special Meeting. These voting procedures are described on the proxy card.

        If you are a stockholder of record of Class B Common Stock held in nominee name, you may only appoint proxies to vote your shares by signing, dating and returning the enclosed proxy card in the envelope provided. These voting procedures are described on the proxy card.

        We urge you to submit your proxy promptly, to ensure that your shares are represented at the meeting. Even if you plan to attend the meeting in person, please promptly complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided, or, if applicable, submit a proxy via the Internet or by telephone according to the instructions on the proxy card.

By order of your Board of Directors,
PETER S. REINHART Secretary

October 14, 2008

Even if you plan to attend the Special Meeting, please submit a proxy by mail or, if applicable, via the Internet or by telephone. If you choose to submit a proxy by mail, please promptly complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided, so that your shares will be represented at the meeting.

If you need assistance in submitting your proxy, please call the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Toll-free at 888-750-5834

HOVNANIAN ENTERPRISES, INC.
110 WEST FRONT STREET
P.O. BOX 500
RED BANK, NEW JERSEY 07701

 PROXY STATEMENT

GENERAL

        The accompanying proxy is solicited on behalf of the Board of Directors of Hovnanian Enterprises, Inc. (the "Company", "we", "us", or "our") for use at the Special Meeting of stockholders referred to in the foregoing notice and at any adjournment or postponement thereof.

        Shares represented by properly executed proxies, that are received or executed in time and not revoked will be voted in accordance with the specifications thereon. If no specifications are made, the persons named in the accompanying proxy card(s) will vote the shares represented by such proxies FOR approval of the NOL Protective Amendment, FOR approval of the Rights Plan and FOR approval of adjournment of the Special Meeting to a later date, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve the NOL Protective Amendment and/or the Rights Plan. Any person may revoke a previously designated proxy at any time before it is exercised by delivering written notice of revocation to Peter S. Reinhart, Secretary, by delivering a later-dated proxy, or by voting in person at the Special Meeting. Please note that attendance at the Special Meeting will not by itself revoke a proxy.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING, THE NOL PROTECTIVE AMENDMENT, THE RIGHTS PLAN AND ADJOURNMENT

GENERAL

Why am I receiving this proxy statement?

        A: You have received this proxy statement and the enclosed proxy card(s) from us because you held shares of the Company's common stock on October 13, 2008.

What are the proposals I will be voting on at the Special Meeting?

        A: As a stockholder, you will consider and vote upon proposals that are intended to assist in protecting the long-term value to us of net operating losses and built-in losses within the meaning of Section 382 of the Internal Revenue Code ("NOLs"). The proposals are:

  1.
  Approve an amendment to the Company's Certificate of Incorporation to restrict certain transfers of Class A Common Stock ("Proposal One");

  2.
  Approve the Board of Directors' decision to adopt and implement a Rights Plan ("Proposal Two"); and

  3.
  Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve Proposal One and/or Proposal Two ("Proposal Three").

What is the Vote Requirement?

        A: Approval of Proposal One requires the affirmative vote of the holders of (1) a majority in voting power of all outstanding common stock, voting together, (2) a majority in voting power of all outstanding Class A Common Stock voting separately and (3) a majority in voting power of all outstanding Class B Common Stock voting separately.

        Approval of each of Proposal Two and Proposal Three requires the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the Special Meeting.

        At the Special Meeting, the holders of record, present in person or by proxy, of a majority of the votes of the Company's issued and outstanding capital stock shall constitute a quorum for the transaction of business. Additionally, a majority of the votes of each of the Company's issued and outstanding Class A Common Stock and Class B Common Stock are required to constitute a quorum for the transaction of business regarding the NOL Protective Amendment.

Who is entitled to vote?

        A: Only holders of record of shares of common stock on the close of business on October 13, 2008 will be entitled to vote at the Special Meeting. On or about October 17, 2008, we will begin mailing this proxy statement to all persons entitled to vote at the Special Meeting.

How do I cast my vote?

        A: If your shares of Class A Common Stock or Class B Common Stock are registered in your name, you may submit your proxy by telephone, by Internet, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Simply follow the easy instructions on the proxy card. You may also vote in person at the Special Meeting. Execution of the enclosed proxy card or submission via telephone or Internet will not affect your right to attend the Special Meeting or to vote in person at the Special Meeting.

        If your shares of Class A Common Stock are held in "street name" through a broker, bank or other nominee, please follow the instructions provided by your nominee on the enclosed voting instruction form, in order to submit your proxy by telephone or by Internet, or please sign, date and return the voting instruction form in the postage-paid envelope provided. If you desire to vote in person at the Special Meeting, you must provide a legal proxy from your bank, broker or other nominee.

        If your shares of Class B Common Stock are held in "street name" through a broker, bank or other nominee, you may only appoint proxies by signing, dating and returning the enclosed proxy card, including the required certification, in the envelope provided. Shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner voting instruction card and the nominee proxy card relating to such shares is properly completed, including the required certification, and received not less than 3 nor more than 20 business days prior to the meeting date.

What is the effect of not voting?

        A: If stockholders fail to vote their shares of stock, it will have the same effect as a vote against Proposal One but will have no effect on the approval of Proposal Two or Proposal Three.

Can stockholders change their votes after they have delivered their proxies?

        A: Yes. Stockholders can change their vote at any time before their proxies are voted at the Special Meeting. Stockholders can do this in one of three ways. First, they can submit another, later-dated new proxy before the Special Meeting. If their shares are held in an account at a brokerage firm or bank, they should contact their brokerage firm or bank to change their vote. Second, they can revoke their proxies by submitting a notice of revocation to the Company's corporate Secretary before the Special Meeting. Third, if they are a holder of record, they can attend the Special Meeting and vote in person. Holders in "street-name" must obtain a legal proxy from their bank, broker or other nominee in order to vote in person at the meeting. Attendance at the meeting by itself will not revoke a proxy.

When and where is the Special Meeting being held?

        A: The Special Meeting is being held on December 5, 2008 at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 at 10:30 a.m. If you require directions to the Special Meeting, please call our Investor Relations department at 1-800-815-9680.

        If you are a stockholder of record and you plan to attend the Special Meeting, please mark the appropriate box on your proxy card or, if applicable, so indicate when designating a proxy via the Internet or by telephone. If your shares are held by a bank, broker or other nominee and you plan to attend, please send written notice to Hovnanian Enterprises, Inc., 110 West Front Street, P.O. Box 500, Red Bank, New Jersey 07701, Attention: Peter S. Reinhart, Secretary, and enclose evidence of your ownership (such as a letter from the bank, broker or other nominee confirming your ownership or a bank or brokerage firm account statement). The names of all those planning to attend will be placed on an admission list held at the registration desk at the entrance to the meeting.

What is Section 382?

        A: Section 382 ("Section 382") is a provision of the Internal Revenue Code of 1986 (the "Code") which would impose limitations on the future use of the Company's NOLs if we undergo an "ownership change" as defined in Section 382.

How important are the NOLs?

        A: The Company's approximately $700 million (pre-tax) federal NOLs as of July 31, 2008, are a significant asset that could save up to almost $244 million in taxes over the next 20 years. Because the NOLs do not start expiring until 2028, we will have to continually manage our Section 382 risk for a significant period of time. Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that we can ultimately use to reduce our income tax liability. Although we are unable to quantify an exact value, we believe the NOLs are a very valuable asset. Our Board of Directors believes that the provisions of the NOL Protective Amendment and the Rights Plan will be an important tool in avoiding adverse impacts from Section 382 limitations.

Is all Common Stock subject to the NOL Protective Amendment and the Rights Plan?

        A: The Class A Common Stock is subject to both the NOL Protective Amendment and the Rights Plan. Although both Class A Common Stock and Class B Common Stock are included in the Section 382 "ownership change" calculation, Class B Common Stock will not be subject to the NOL Protective Amendment or the Rights Plan. Because the Class B Common Stock is not traded on an exchange and transfers among holders of Class B Common Stock are relatively infrequent, transfers to other Class B stockholders would likely only have a nominal effect on the Section 382 ownership shift calculations.

Is the Company's outstanding Preferred Stock subject to the NOL Protective Amendment and the Rights Plan?

        A: No. Although certain types of preferred stock would count in the Section 382 "ownership change" calculation, the Company's outstanding Preferred Stock does not count. Therefore, it is not subject to the NOL Protective Amendment or the Rights Plan.

Why is your Board of Directors recommending approval of both the NOL Protective Amendment and the Rights Plan?

        A: Your Board of Directors is recommending approval of both the NOL Protective Amendment and the Rights Plan because, although your Board of Directors has determined that these measures are the best way to preserve the NOLs, neither measure is a complete solution. The NOL Protective Amendment is only enforceable against shares voted in favor of the amendment and therefore it is possible that shares could be transferred in a way that would trigger an "ownership change" despite the NOL Protective Amendment. In contrast, while the Rights Plan deters acquisitions of Class A Common Stock by all holders thereof, if an acquisition does trigger an "ownership change" the Rights Plan does not include a mechanism to block the transfer. The NOL Protective Amendment provides a mechanism to block the impact of a transfer on the ownership shift while allowing purchasers to receive their money back from the blocked purchase.

Who can help answer further questions about the Special Meeting?

        A: If you have more questions about the Special Meeting, you should contact:

  Innisfree M&A Incorporated
  Stockholders Call Toll-Free: (888) 750-5834
  Banks and Brokers Call Collect: (212) 750-5833.

THE NOL PROTECTIVE AMENDMENT

What is the purpose of the NOL Protective Amendment?

        A: The purpose of the NOL Protective Amendment is to help preserve the long-term value to the Company of its NOLs by limiting direct or indirect transfers of Class A Common Stock that would affect the percentage of stock that is treated as being owned by "5-percent stockholders" within the meaning of Section 382. Changes in ownership of our 5-percent stockholders and the creation of new 5-percent stockholders can result in limitations on our ability to use NOLs to reduce future income tax liability.

What transfers will the NOL Protective Amendment prohibit?

        A: Subject to certain limited exceptions, the transfer restrictions would restrict any person from transferring Class A Common Stock (or any interest in Class A Common Stock) if the transfer would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a "group" under Section 382) owning 5 percent or more of our common stock.

Do all investors who file a 13G or a 13D count in the Section 382 "ownership change" calculation?

        A: No, some investors who file a 13G or 13D are not "5-percent stockholders" under the Section 382 definition and therefore would not affect our ownership shift for purposes of Section 382. However, for purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of filings with the Securities and Exchange Commission ("SEC") of Schedules 13D and 13G (or similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock.

How will the NOL Protective Amendment affect me if I vote for it and I already own more than 5% of the Company's common stock or if I acquire shares of Class A Common Stock upon conversion of Class B Common Stock?

        A: If you already own more than 5% of our common stock or if you receive shares of Class A Common Stock upon conversion of Class B Common Stock, you would be able to transfer your shares of Class A Common Stock if both of the following conditions are met: (i) such transfer does not increase the percentage stock ownership of another holder of 5% or more of our common stock or create a new holder of 5% or more of our common stock (other than certain transfers that create a new public group) and (ii) the stock that is the subject of the transfer was acquired prior to the effective date of the NOL Protective Amendment or was acquired upon conversion of Class B Common Stock. Shares acquired in any such transaction will be subject to the transfer restrictions. In addition, Class B stockholders will be permitted to transfer their Class B Common Stock among Class B stockholders.

Will the NOL Protective Amendment apply to me if I vote for it and I own less than 5% of the Company's common stock?

        A: Yes, but there will be no restrictions on the sale of Class A Common Stock by a stockholder who owns less than 5% of our common stock to a purchaser who, after the sale, also would own less than 5% of our common stock.

What happens if I vote "No" on this proposal? Am I still subject to the transfer restriction?

        A: Delaware law provides that transfer restrictions with respect to shares of Class A Common Stock issued prior to the effectiveness of the NOL Protective Amendment will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted in favor of this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). The Company intends that newly issued shares of Class A Common Stock issued after the effectiveness of the NOL Protective Amendment will be issued with the transfer restriction conspicuously noted on the certificate(s) representing such shares and therefore under Delaware law such newly issued shares will be subject to the transfer restrictions. For the purpose of determining whether a stockholder is subject to the NOL Protective Amendment, we intend to take the position that all shares issued prior to effectiveness of the NOL Protective Amendment that are proposed to be transferred were voted in favor of the NOL Protective Amendment unless the contrary is established to our satisfaction. We also intend in certain circumstances to assert the position that stockholders have waived the right to challenge or are estopped from challenging the enforceability of the NOL Protective Amendment, unless a stockholder establishes, to our satisfaction, that such stockholder did not vote in favor of the NOL Protective Amendment. A court could find, however, that the NOL Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or particular fact situation.

Will your Board of Directors be able to make exceptions for transfers that would otherwise be restricted?

        A: Yes, your Board of Directors will have the discretion to approve transfers that would otherwise be restricted by the NOL Protective Amendment.

What are some of the factors I should consider in deciding how to vote?

        A: Some of the factors you should consider before making your voting decision are discussed in the section "Certain Considerations" at the end of this proxy statement.

How long would the NOL Protective Amendment be in place?

        A: The NOL Protective Amendment would expire on the earlier of (i) your Board of Directors' determination that the NOL Protective Amendment is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, (ii) the beginning of a taxable year of the Company to which your Board of Directors determines that no NOLs may be carried forward or (iii) such date as your Board of Directors determines that the NOL Protective Amendment is no longer necessary for the preservation of the NOLs.

THE RIGHTS PLAN

What is the purpose of the Rights Plan?

        A: The purpose of the Rights Plan is to help preserve the long-term value to the Company of its NOLs. The proposed Rights Plan is designed to deter the acquisition of our stock in excess of amounts that, because of Section 382, could inhibit the Company's ability to use the NOLs to reduce our future income tax liability.

Was there an attempt by someone outside the Company to acquire control of the Company?

        A: No. Additionally, Kevork S. Hovnanian, the Chairman of your Board of Directors, and Ara K. Hovnanian, your President and Chief Executive Officer, have voting control, through personal holdings and family-owned entities, of Class A and Class B Common Stock that enables them to cast approximately 71.6% of the votes that may be cast by the holders of our outstanding Class A and Class B Common Stock.

What acquisitions will the Rights Plan deter?

        A: Subject to certain limited exceptions, the Rights Plan would restrict any person from buying Class A Common Stock (or any interest in Class A Common Stock) if the acquistion would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a "group" under the federal securities laws) owning 4.9% or more of the Class A Common Stock.

How does the Rights Plan affect me if I already own 4.9% or more of the Class A Common Stock?

        A: Holders of 4.9% or more of the Class A Common Stock as of August 15, 2008, the effective date of the Rights Plan, are restricted from buying any additional shares of Class A Common Stock.

Does the Rights Plan apply to me if I own less than 4.9% of the Class A Common Stock?

        A: No, not unless you enter into a transaction or other agreement by which you would own 4.9% or more of the Class A Common Stock.

Will your Board of Directors be able to make exceptions for acquisitions that would otherwise be restricted?

        A: Yes, your Board of Directors may, in its sole discretion, exempt any person or group from triggering the dilutive effect of the Rights Plan.

What are some of the factors I should consider in deciding how to vote?

        A: Some of the factors you should consider before making your voting decision are discussed in the section "Certain Considerations" at the end of this proxy statement.

How long would the Rights Plan be in place?

        A: The Rights Plan would expire on the earlier of (i) August 14, 2018, (ii) the rights being redeemed pursuant to the Rights Plan, (iii) the rights being exchanged pursuant to the Rights Plan, (iv) your Board of Directors' determination that the Rights Plan is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, (v) the beginning of a taxable year of the Company to which your Board of Directors determines that no NOLs may be carried forward and (vi) August 14, 2009, if the Rights Plan has not been approved by stockholders.

ADJOURNMENT

What is the purpose of Adjournment?

        A: In the event there are not sufficient votes at the time of the Special Meeting to adopt the NOL Protective Amendment and/or the Rights Plan, the Board of Directors may submit a proposal to adjourn the Special Meeting to a later date, or dates, if necessary, to permit further solicitation of proxies.

 MATTERS TO BE CONSIDERED AT SPECIAL MEETING

PROPOSAL ONE: NOL PROTECTIVE AMENDMENT

AMENDMENT TO CERTIFICATE OF INCORPORATION TO PRESERVE
VALUE OF NET OPERATING LOSSES

Introduction

        At the Special Meeting, you will consider and vote on an amendment to our Certificate of Incorporation to impose certain restrictions on the transfer of Class A Common Stock. The NOL Protective Amendment is designed to prevent certain transfers of Class A Common Stock which could otherwise adversely affect our ability to use the NOLs for income tax purposes and certain income tax credits.

        As of July 31, 2008, we estimate that the Company's NOLs could save it as much as $244 million in taxes over the next 20 years. We estimate that we had approximately $700 million of (pre-tax) NOLs as of July 31, 2008. Furthermore, our NOLs do not expire until 2028. To the extent we have future taxable income, and until the NOLs expire, they can be used to offset any future ordinary tax on our income. Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that can ultimately be used to reduce the Company's income tax liability. Although we are unable to quantify an exact value, we believe the NOLs are a very valuable asset and your Board of Directors believes it is in the Company's best interests to attempt to prevent the imposition of limitations on their use by adopting the proposed NOL Protective Amendment.

        The benefit of the NOLs to the Company would be significantly reduced or eliminated if we were to experience an "ownership change" as defined in Section 382. An "ownership change" can occur through one or more acquisitions of our stock, whether occurring contemporaneously or pursuant to a single plan, by which stockholders or groups of stockholders, each of whom owns or is deemed to own directly or indirectly at least 5% of our stock, increase their ownership of our stock by more than 50 percentage points over their lowest percentage interest within a rolling three-year period. If that were to happen, we would only be allowed to use a limited amount of NOLs and credits to offset our taxable income subsequent to the "ownership change." The annual limit is obtained by multiplying (i) the aggregate value of our outstanding equity immediately prior to the "ownership change" (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the "ownership change." In calculating this annual limit, numerous special rules and limitations apply, including provisions dealing with "built-in gains and losses." If we were to experience an "ownership change" at our current stock price levels, we believe we would be subject to an annual NOL limitation which would result in a material amount of NOLs expiring unused, resulting in a significant impairment to the Company's NOL assets.

        If the Company were to have taxable income in excess of the NOL limitations following a Section 382 "ownership change," it would not be able to offset tax on the excess income with the NOLs. Although any loss carryforwards not used as a result of any Section 382 limitation would remain available to offset income in future years (again, subject to the Section 382 limitation) until the NOLs expire, any "ownership change" could significantly defer the utilization of the loss carryforwards, accelerate payment of federal income tax and could cause some of the NOLs to expire unused. Because the aggregate value of our outstanding stock and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict with any accuracy the annual limitation upon the amount of our taxable income that could be offset by such loss carryforwards and credits were an "ownership change" to occur in the future, but such limitation could be material.

        Currently, we do not believe that we have experienced an "ownership change," but calculating whether an "ownership change" has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities. We and our advisors have analyzed the information available, along with various scenarios of possible future changes of ownership. In light of this analysis, our current stock price and daily trading volume, we believe that if no action is taken it is possible that we would undergo a Section 382 "ownership change."

        Although your Board of Directors adopted the Rights Plan on July 29, 2008 to assist in protecting the NOLs, we currently do not have the ability to completely restrict transactions that could result in an "ownership change" and there is nothing we can do under the Rights Plan to block the impact of any resulting ownership shift. Your Board of Directors believes the best interests of stockholders will be served by adopting provisions that are designed to restrict direct and indirect transfers of our stock if such transfers will affect the percentage of stock that is treated as owned by a 5-percent stockholder. In addition, the NOL Protective Amendment will include a mechanism to block the impact of a transfer on the ownership shift while allowing purchasers to receive their money back from prohibited purchases. In order to implement these transfer restrictions, the NOL Protective Amendment must be approved.

        Although both Class A Common Stock and Class B Common Stock are included in the Section 382 "ownership change" calculation, Class B Common Stock will not be subject to the transfer restrictions. Because the Class B Common Stock is not traded on an exchange and transfers among holders of Class B Common Stock are relatively infrequent, transfers of such shares would likely only have a nominal effect on the Section 382 ownership shift calculations.

        The NOL Protective Amendment is contained in a proposed new Paragraph NINTH to our Certificate of Incorporation which is attached as Annex A to this proxy statement and is incorporated by reference herein. We urge you to read the NOL Protective Amendment in its entirety, as the discussion in this proxy statement is only a summary. The NOL Protective Amendment will only become effective if approved by the requisite vote of stockholders.

Section 382 Ownership Shift Calculations.

        Generally, an "ownership change" can occur through one or more acquisitions by which one or more stockholders, each of whom owns or is deemed to own directly or indirectly 5% or more in value of a corporation's stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the preceding rolling three-year period. The amount of the increase in the percentage of stock ownership (measured as a percentage of the value of the Company's outstanding shares rather than voting power) of each 5-percent stockholder is computed separately, and each such increase is then added together with any other such increases to determine whether an "ownership change" has occurred.

        For example, if a single investor acquired 50.1% of our stock in a three-year period, an "ownership change" would occur. Similarly, if ten persons, none of whom owned our stock, each acquired slightly over 5% of our stock within a three-year period (so that such persons owned, in the aggregate, more than 50%), an "ownership change" would occur.

        In determining whether an "ownership change" has occurred, the rules of Section 382 are very complex, and are beyond the scope of this summary discussion. Some of the factors that must be considered in making a Section 382 "ownership change" calculation include the following:

  •
  All holders who each own less than five percent of a company's common stock are generally (but not always) treated as a single "5-percent stockholder." Transactions in the public markets among stockholders who are not "5-percent stockholders" are generally (but not always) excluded from the calculation.

  •
  There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as "5-percent stockholders." Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

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  Acquisitions by a person which cause that person to become a "5-percent stockholder" generally result in a five percentage (or more) point change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

  •
  Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

  •
  The redemption or buyback of shares by an issuer will increase the ownership of any "5-percent stockholders" (including groups of stockholders who are not themselves "5-percent stockholders") and can contribute to an "ownership change." In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a "5-percent stockholder," resulting in a five percentage (or more) point change in ownership.

Description of NOL Protective Amendment

        The following is a summary of the proposed NOL Protective Amendment. This summary is qualified in its entirety by reference to the full text of the proposed transfer restrictions, which is contained in proposed paragraph NINTH of our Certificate of Incorporation and set forth in the accompanying Annex A. Stockholders are urged to read in their entirety the transfer restrictions set forth in the accompanying Annex A.

         Prohibited Transfers.    Subject to certain exceptions pertaining to existing 5-percent stockholders and Class B stockholders (described below), the transfer restrictions generally will restrict any direct or indirect transfer (such as transfers of stock of the Company that result from the transfer of interests in other entities that own stock of the Company) if the effect would be to:

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  increase the direct or indirect ownership of our stock by any person (or public group) from less than 5% to 5% or more of our common stock;

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  increase the percentage of our common stock owned directly or indirectly by a person (or public group) owning or deemed to own 5% or more of our common stock; or

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  create a new public group.

        Transfers included under the transfer restrictions include sales to persons (or public groups) whose resulting percentage ownership (direct or indirect) of common stock would exceed the 5% thresholds discussed above, or to persons whose direct or indirect ownership of common stock would by attribution cause another person (or public group) to exceed such threshold. Complicated rules of constructive ownership, aggregation, segregation, combination and other common stock ownership rules prescribed by the Code (and related regulations) will apply in determining whether a person or group of persons constitute a 5-percent stockholder under Section 382 and whether less than 5-percent stockholders will be treated as one or more "public groups," each of which is a 5-percent stockholder under Section 382. A transfer from one member of the public group to another member of the public group does not increase the percentage of our common stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of filings with the SEC of Schedules 13D and 13G (or any similar filings) as of any date, subject to our actual knowledge of the ownership of our common stock. The transfer restrictions will include the right to require a proposed transferee, as a condition to registration of a transfer of common stock, to provide all information reasonably requested regarding such person's direct and indirect ownership of our common stock. The transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock. As a result of these rules, the transfer restrictions could result in prohibiting ownership (thus requiring dispositions) of our common stock as a result of a change in the relationship between two or more persons or entities, or of a transfer of an interest in an entity other than us, such as an interest in an entity that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain "options" (which are broadly defined by Section 382) in respect of our common stock to the extent that, in certain circumstances, creation, transfer or exercise of the option would result in a proscribed level of ownership.

         Treatment of Pre-Existing 5-percent Stockholders and Class B Stockholders.    The transfer restrictions will contain an exception permitting otherwise prohibited transfers of Class B Common Stock among Class B stockholders. The transfer restrictions will also contain exceptions permitting certain otherwise prohibited transfers by pre-existing 5-percent stockholders and Class B stockholders who have converted their Class B Common Stock for Class A Common Stock pursuant to our Certificate of Incorporation ("Converted A Shares"). Pre-existing 5-percent stockholders are:

  •
  any person or entity who has filed a Schedule 13D or 13G with respect to Class A or Class B Common Stock on or before the date of adoption of the NOL Protective Amendment; and

  •
  certain persons and entities with specified ownership interests in the foregoing persons or entities.

        Pre-existing 5-percent stockholders and stockholders holding Converted A Shares will receive the following different treatment under the transfer restrictions. In contrast to the treatment of persons who become "5-percent stockholders" (as defined in Section 382) after adoption of the NOL Protective Amendment, who will be prohibited from disposing of any shares of Class A Common Stock without the express consent of your Board of Directors, a direct or indirect transfer of shares of Class A Common Stock by (but not to) a pre-existing 5-percent stockholder or stockholders holding Converted A Shares will be permitted so long as such a transfer would not:

  •
  increase the ownership of common stock by any person (other than a public group) to 5% or more of our common stock; or

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  increase the percentage of common stock owned by a person (other than a public group) owning 5% or more of our common stock.

        These permitted transfers include transfers to a public group even though the public group becomes a new public group as a result of such transfer and is treated as a 5-percent stockholder under Section 382. In addition, the transferred shares of Class A Common Stock must be (i) owned by the pre-existing 5-percent stockholder prior to the date of adoption of the NOL Protective Amendment or (ii) Converted A Shares. These provisions will permit pre-existing 5-percent stockholders and Class B stockholders to dispose of shares of the Company owned by them, subject to the conditions above.

         Consequences of Prohibited Transfers.    Upon adoption of the transfer restrictions, any direct or indirect transfer attempted in violation of the restrictions would be void as of the date of the purported transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of Class A Common Stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the restrictions for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such Class A Common Stock, or in the case of options, receiving Class A Common Stock in respect of their exercise. In this proxy statement, Class A Common Stock purportedly acquired in violation of the transfer restrictions is referred to as "excess stock."

        In addition to the purported transfer being void as of the date of the purported transfer, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arms' length transaction (or series of transactions) that would not constitute a violation under the transfer restrictions. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the violative transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

        To the extent permitted by law, any stockholder who knowingly violates the transfer restrictions will be liable for any and all damages suffered by us as a result of such violation, including damages resulting from a reduction in or elimination of the ability to utilize the NOLs and any professional fees incurred in connection with addressing such violation.

        With respect to any transfer of Class A Common Stock which does not involve a transfer of "securities" of the Company within the meaning of the General Corporation Law of the State of Delaware but which would cause any 5-percent stockholder to violate the transfer restrictions, the following procedure will apply in lieu of those described above. In such case, no such 5-percent stockholder shall be required to dispose of any interest that is not a security of the Company, but such 5-percent stockholder and/or any person whose ownership of securities of the Company is attributed to such 5-percent stockholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such 5-percent stockholder not to be in violation of the transfer restrictions, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such 5-percent stockholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

         Modification and Waiver of Transfer Restrictions.    Your Board of Directors will have the discretion to approve a transfer of Class A Common Stock that would otherwise violate the transfer restrictions if it determines that such transfer is in the Company's best interests. If your Board of Directors decides to permit a transfer that would otherwise violate the transfer restrictions, that transfer or later transfers may result in an "ownership change" that could limit our use of the NOLs. In deciding whether to grant a waiver, your Board of Directors may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, your Board of Directors may request relevant information from the acquirer and/or selling party in order to determine compliance with the NOL Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by your Board of Directors (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. In considering a waiver, we expect your Board of Directors to consider, such factors, among others, as:

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  the impact of the proposed transfer on our Section 382 shift in ownership percentage;

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  the then existing level of our Section 382 shift in ownership percentage;

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  the timing of the expected "roll-off" of our existing ownership shift;

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  the economic impact of any Section 382 limitation that might result, taking into account factors such as our market capitalization and cash position;

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  the impact on possible future issuances or purchases of our common stock by us; and

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  any changes or expected changes in applicable tax law.

        If your Board of Directors decides to grant a waiver, it may impose conditions on the acquirer or selling party.

        In addition, in the event of a change in law, your Board of Directors will be authorized to modify the applicable allowable percentage ownership interest (currently less than 5%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that your Board of Directors determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Stockholders of the Company will be notified of any such determination through a filing with the SEC or such other method of notice as the Secretary of the Company shall deem appropriate.

        Your Board of Directors may establish, modify, amend or rescind by-laws, regulations and procedures for purposes of determining whether any transfer of Class A Common Stock would jeopardize the Company's ability to preserve and use the NOLs.

Implementation and Expiration of the NOL Protective Amendment

        If the NOL Protective Amendment is approved by our stockholders at the Special Meeting, we intend to immediately thereafter enforce the restrictions to preserve future use of the NOL assets. The NOL Protective Amendment would expire on the earlier of (i) your Board of Directors' determination that the NOL Protective Amendment is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, (ii) the beginning of a taxable year of the Company to which your Board of Directors determines that no NOLs may be carried forward or (iii) such date as your Board of Directors determines that the NOL Protective Amendment is no longer necessary for the preservation of the NOLs. Your Board of Directors is also permitted to accelerate or extend the expiration date of the transfer restrictions in the event of a change in the law.

Effectiveness and Enforceability

        Although the NOL Protective Amendment is intended to reduce the likelihood of an "ownership change," we cannot eliminate the possibility that an "ownership change" will occur even if we adopt it:

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  Your Board of Directors can permit a transfer to an acquirer that results or contributes to an "ownership change" if it determines that such transfer is in the Company's best interests and will consider the factors discussed earlier.

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  A court could find that part or all of the NOL Protective Amendment is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation may provide in its Certificate of Incorporation for restrictions on the transfer of securities for the purpose of maintaining any tax advantage (including operating losses). Delaware law provides that transfer restrictions with respect to shares of our Class A Common Stock issued prior to the effectiveness of the restrictions will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted for this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). The Company intends that shares of Class A Common Stock issued after the effectiveness of the NOL Protective Amendment will be issued with the transfer restriction conspicuously noted on the certificate(s) representing such shares and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. For the purpose of determining whether a stockholder is subject to the NOL Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the NOL Protective Amendment that are proposed to be transferred were voted in favor of the NOL Protective Amendment unless the contrary is established to our satisfaction. We also intend in certain circumstances to assert the position that stockholders have waived the right to challenge or are estopped from challenging the enforceability of the NOL Protective Amendment, unless a stockholder establishes, to our satisfaction, that such stockholder did not vote in favor of the NOL Protective Amendment. Nonetheless, a court could find that the provision is unenforceable, either in general or as applied to a particular stockholder or fact situation.

  •
  Despite the adoption of the NOL Protective Amendment, there would still remain a risk that certain changes in relationships among stockholders or other events would cause an "ownership change" of us and our subsidiaries under Section 382. We cannot assure you that the NOL Protective Amendment is enforceable under all circumstances, particularly against stockholders who do not vote in favor of this proposal or who do not have notice of the acquisition restrictions at the time they subsequently acquire their shares. Accordingly, we cannot assure you that an "ownership change" will not occur. However, your Board of Directors has adopted a Section 382 stockholder rights plan (see "Proposal Two: Approval of Stockholder Rights Plan") which is intended to act as a deterrent to any person becoming a 5-percent stockholder and endangering our ability to use the NOLs. The NOL Protective Amendment and the Rights Plan will not apply to, among other exceptions, any shares of Class B Common Stock.

        As a result of these and other factors, the NOL Protective Amendment serves to reduce, but does not eliminate, the risk that we will undergo an "ownership change." We cannot assure you that upon audit, the IRS would agree that all of the NOLs are allowable. See "Certain Considerations" for a further discussion of the matters you should consider before voting.

Vote Needed for Approval

        Approval of the proposed amendment to our Certificate of Incorporation requires the affirmative vote of the holders of (1) a majority in voting power of all outstanding common stock, voting together, (2) a majority in voting power of all outstanding Class A Common Stock, voting separately and (3) a majority in voting power of all outstanding Class B Common Stock, voting separately. With respect to the NOL Protective Amendment, the holders of record, present in person or by proxy, of (i) a majority of the votes of the Company's issued and outstanding capital stock, (ii) a majority of the votes of the Company's issued and outstanding Class A Common Stock and (iii) a majority of the votes of the Company's issued and outstanding Class B Common Stock shall constitute a quorum for the transaction of business.

        Mr. K. Hovnanian and certain members of his family have informed us that they intend to vote in favor of the proposal.

        In determining whether the proposal has received the requisite number of affirmative votes, broker non-votes and abstentions will be counted and will have the same effect as a vote against the proposal.

        The NOL Protective Amendment, if approved, would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to accomplish as soon as practicable after approval is obtained.

Recommendation of your Board of Directors

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOL PROTECTIVE AMENDMENT.

 PROPOSAL TWO: APPROVAL OF RIGHTS PLAN

        The Rights Plan approval proposal is an opportunity for stockholders to approve your Board of Directors' decision to adopt the Rights Plan. Under the Rights Plan, such approval is required by August 14, 2009, which is one year from the date of effectiveness of the Rights Plan, or the Rights Plan will automatically expire on that date.

        The Rights Plan, as it may be amended and restated, is not designed to protect stockholders against the possibility of a hostile takeover. Instead, it is meant to protect stockholder value by attempting to preserve our ability to use the NOLs. Please see the discussion under "Proposal One: NOL Protective Amendment" for a discussion of the Section 382 limitation on use of NOLs. Because the transfer restrictions of the NOL Protective Amendment may not be enforceable in all circumstances (as described in "Proposal One: NOL Protective Amendment—Effectiveness and Enforceability") your Board of Directors believes it is in the best interest of us and our stockholders to approve the adoption of the Rights Plan. Your Board of Directors has unanimously approved the Rights Plan and is unanimously recommending that stockholders approve the plan at the Special Meeting.

        Although both Class A Common Stock and Class B Common Stock are included in the Section 382 "ownership change" calculation, Class B Common Stock will not be subject to the Rights Plan. Because the Class B Common Stock is not traded on an exchange and transfers among holders of Class B Common Stock are relatively infrequent, transfers of such shares would likely only have a nominal effect on the Section 382 ownership shift calculations.

        The following description of the Rights Plan is qualified in its entirety by reference to the text of the Rights Plan, which is attached to this proxy statement as Annex B. You are urged to read carefully the Rights Plan in its entirety as the discussion below is only a summary.

Description of Rights Plan

        The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Class A Common Stock (an "Acquiring Person") without the approval of your Board of Directors. Stockholders who own 4.9% or more of the Company's outstanding Class A Common Stock as of the close of business on August 15, 2008 will not trigger the Rights Plan so long as they do not (i) acquire any additional shares of Class A Common Stock or (ii) fall under 4.9% ownership of Class A Common Stock and then re-acquire 4.9% or more of the Class A Common Stock. The Rights Plan does not exempt any future acquisitions of Class A Common Stock by such persons. Any rights held by an Acquiring Person are void and may not be exercised. Your Board of Directors may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Plan.

         The Rights.    Our Board of Directors authorized the issuance of one right per each outstanding share of Class A Common Stock and Class B Common Stock payable to our stockholders of record as of August 15, 2008. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one ten-thousandth of a share of our Series B Junior Preferred Stock for a purchase price of $35.00 (the "Purchase Price"). If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of Class A Common Stock. However, prior to exercise, a right does not give its holder any rights as a stockholder, including without limitation any dividend, voting or liquidation rights.

         Exercisability.    The rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% of the Class A Common Stock.

        We refer to the date that the rights become exercisable as the "Distribution Date." Until the Distribution Date, Class A Common Stock and Class B Common Stock certificates will evidence the rights and may contain a notation to that effect. Any transfer of shares of Class A Common Stock and/or Class B Common Stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of Class A Common Stock or Class B Common Stock.

        After the Distribution Date, each holder of a right, other than rights beneficially owned by any Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a right and payment of the Purchase Price, that number of shares of Class A Common Stock or Class B Common Stock, as the case may be, having a market value of two times the Purchase Price.

         Exchange.    After the Distribution Date, your Board of Directors may exchange the rights (other than rights owned by an Acquiring Person which will have become void), in whole or in part, at an exchange ratio of one share of Class A Common Stock or Class B Common Stock, as the case may be, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of our preferred stock having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment).

         Expiration.    The rights and the Rights Plan will expire on the earliest of (i) August 14, 2018, (ii) the time at which the rights are redeemed pursuant to the Rights Agreement (as described below), (iii) the time at which the rights are exchanged pursuant to the Rights Agreement, (iv) your Board of Directors' determination that the NOL Protective Amendment is no longer necessary for the preservation of the NOLs because of the repeal of Section 382 or any successor statute, (v) the beginning of a taxable year of the Company to which your Board of Directors determines that no tax benefits may be carried forward and (vi) August 14, 2009 if stockholder approval of the Rights Plan has not been obtained.

         Redemption.    At any time prior to the time an Acquiring Person becomes such, your Board of Directors may redeem the rights in whole, but not in part, at a price of $0.01 per right (the "Redemption Price"). The redemption of the rights may be made effective at such time, on such basis and with such conditions as your Board of Directors in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

         Anti-Dilution Provisions.    The purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights are subject to adjustment to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or Class A Common Stock or Class B Common Stock. No adjustments to the purchase price of less than 1% will be made.

         Amendments.    Before the Distribution Date, your Board of Directors may amend or supplement the Rights Plan without the consent of the holders of the rights. After the Distribution Date, your Board of Directors may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder.

Vote Needed for Approval

        Approval of the Rights Plan requires the affirmative vote of the majority in voting power of all outstanding common stock entitled to vote, voting together, and that are present, or represented by proxy, and are voted on the proposal to approve the Rights Plan. With respect to the vote on the Rights Plan, the holders of record, present in person or by proxy, of a majority of the votes of the

Company's issued and outstanding capital stock shall constitute a quorum for the transaction of business.

        Mr. K. Hovnanian and certain members of his family have informed us that they intend to vote in favor of the proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal is assured passage.

        In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have no impact on such matter because shares for which the holder abstains from voting or are the subject of broker non-votes are not shares voted.

Recommendation of your Board of Directors

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE RIGHTS PLAN.

 PROPOSAL THREE: ADJOURNMENT

        In the event there are not sufficient votes at the time of the Special Meeting to adopt Proposal One and/or Proposal Two, the Board of Directors may submit a proposal to adjourn the Special Meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. The adoption of Proposal Three requires the affirmative vote of a majority of the votes cast by holders of Class A Common Stock and Class B Common Stock, voting together, represented in person or by proxy at the Special Meeting, if Proposal Three is presented.

        Mr. K. Hovnanian and certain members of his family have informed us that they intend to vote in favor of the proposal. Because of the voting power of Mr. K. Hovnanian and such members of his family, this proposal, if presented, is assured passage.

        In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have no impact on such matter because shares for which the holder abstains from voting or are the subject of broker non-votes are not shares voted.

Recommendation of your Board of Directors

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ADJOURNMENT, IF THE PROPOSAL IS PRESENTED.

 CERTAIN CONSIDERATIONS

        Your Board of Directors believes that attempting to safeguard the tax benefits as described above is in our best interests. Nonetheless, we cannot eliminate the possibility that an "ownership change" will occur even if the NOL Protective Amendment and the Rights Plan are approved. You should consider the factors discussed below in making your voting decision.

The IRS could challenge the amount of the Company's NOLs or claim we experienced an "ownership change," which could reduce the amount of NOLs that we can use.

        The amount of the Company's NOLs has not been audited or otherwise validated by the IRS. The IRS could challenge the amount of the NOLs, which could result in an increase in our liability in the future for income taxes. In addition, calculating whether an "ownership change" has occurred is subject to uncertainty, both because of the complexity and ambiguity of Section 382 and because of limitations on a publicly traded company's knowledge as to the ownership of, and transactions in, its securities. Therefore, we cannot assure you that a governmental authority will not claim that we experienced an "ownership change" and attempt to reduce or eliminate the benefit of the Company's NOLs even if the NOL Protective Amendment and the Rights Plan are in place.

Continued Risk of "Ownership Change."

        Although the NOL Protective Amendment and the Rights Plan are intended to reduce the likelihood of an "ownership change" that could adversely affect us, we cannot assure you that such restrictions would prevent all transfers that could result in such an ownership change. In particular, absent a court determination, there can be no assurance that the acquisition restrictions of the NOL Protective Amendment will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds. In particular, the acquisition restrictions may not be enforceable against stockholders who vote against or abstain from voting on the NOL Protective Amendment or who do not have notice of the restrictions at the time when they subsequently acquire their shares.

Potential Effects on Liquidity.

        The NOL Protective Amendment and Rights Plan will restrict a stockholder's ability to acquire, directly or indirectly, additional shares of Class A Common Stock in excess of the specified limitations. Furthermore, a stockholder's ability to dispose of Class A Common Stock may be limited by reducing the class of potential acquirers for such Class A Common Stock and a stockholder's ownership of Class A Common Stock may become subject to the NOL Protective Amendment and Rights Plan upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the proscribed level.

Potential Impact on Value.

        If the NOL Protective Amendment is approved, your Board of Directors intends to impose a legend reflecting the NOL Protective Amendment on certificates representing newly issued or transferred shares held by stockholders that voted for approval of the NOL Protective Amendment. Because certain buyers, including persons who wish to acquire more than 5% of Class A Common Stock and certain institutional holders who may not be comfortable holding Class A Common Stock with restrictive legends, may not be able to purchase Class A Common Stock, the NOL Protective Amendment could depress the value of Class A Common Stock in an amount that might more than offset any value conserved as a result of the preservation of the NOLs. The Rights Plan could have a similar effect if investors object to holding Class A Common Stock subject to the Rights Plan.

Anti-Takeover Impact.

        The basis for the NOL Protective Amendment and the Rights Plan is to preserve the long-term value to the Company of the accumulated NOLs. The NOL Protective Amendment, if adopted, could be deemed to have an "anti-takeover" effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than five percent of Class A Common Stock and the ability of persons, entities or groups now owning more than five percent of Class A Common Stock from acquiring additional shares of Class A Common Stock without the approval of your Board of Directors. Similarly, the Rights Plan is not intended to prevent a takeover of the Company, but because an acquiring person may be diluted upon a trigger of the Rights Plan, it does have a potential anti-takeover effect. However, Kevork S. Hovnanian, the Chairman of your Board of Directors, and Ara K. Hovnanian, our President and Chief Executive Officer, have voting control, through personal holdings and family-owned entities, of Class A and Class B Common Stock that enables them to cast approximately 71.6% of the votes that may be cast by the holders of our outstanding Class A and Class B Common Stock combined.

 VOTING RIGHTS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The record date for the determination of stockholders entitled to vote at the Special Meeting was the close of business on October 13, 2008. As of that date, the outstanding voting securities of the Company consisted of 62,107,542 shares of Class A Common Stock, each share entitling the holder thereof to one vote, and 14,639,546 shares of Class B Common Stock, each share entitling the holder thereof to ten votes. Other than as set forth in the table below, there are no persons known to us to be the beneficial owners of shares representing more than 5% of either Class A Common Stock or Class B Common Stock.

        The following table sets forth as of September 8, 2008 (1) Class A Common Stock and Class B Common Stock beneficially owned by holders of more than 5% of either Class A Common Stock or Class B Common Stock and (2) Class A Common Stock, Class B Common Stock and Depositary Shares beneficially owned by each Director, each "named executive officer" identified in our proxy statement for the annual meeting held on March 31, 2008 and all Directors and executive officers as a group:

	Class A Common Stock(1)		Class B Common Stock(1)		Depositary Shares(1)(3)
Directors, Nominees for Director, Certain Executive Officers, Directors and Executive Officers as a Group and Holders of More Than 5%
	Amount and Nature of Beneficial Ownership	Percent of Class(2)	Amount and Nature of Beneficial Ownership	Percent of Class(2)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Kevork S. Hovnanian(4)	7,567,392	12.19%	12,348,737	84.34%	—	—
Ara K. Hovnanian(5)	5,586,237	8.76%	1,412,874	9.38%	—	—
Paul W. Buchanan(6)	77,500	0.12%	—	—	—	—
Robert B. Coutts	11,736	0.02%	—	—	—	—
Edward A. Kangas	75,020	0.12%	—	—	—	—
Joseph A. Marengi	21,736	0.03%	—	—	—	—
Peter S. Reinhart	53,964	0.09%	—	—	3,000	0.1%
John J. Robbins	61,125	0.10%	—	—	—	—
J. Larry Sorsby	333,157	0.53%	—	—	—	—
Stephen D. Weinroth	115,520	0.19%	4,500.03%		—	—
Capital Group International, Inc.(7)	3,903,900	6.29%	—	—	N/A	N/A
EARNEST Partners, LLC(8)	5,352,802	8.62%	—	—	N/A	N/A
T. Rowe Price Associates, Inc.(9)	4,753,880	7.65%	—	—	N/A	N/A
All Directors and executive officers as a group (11 persons)	13,904,274	21.68%	13,766,111	91.38%	5,000	0.1%
(1)
The figures in the table with respect to Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons. Shares of Class B Common Stock are convertible at any time on a share for share basis to Class A Common Stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally attributes ownership to persons who have or share voting or investment power with respect to the relevant securities. Shares of Common Stock subject to options either currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated in these footnotes, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all securities shown as beneficially owned by them. Shares of Class A Common Stock subject to options currently exercisable or exercisable within 60 days include the following: K. Hovnanian (0), A. Hovnanian, (1,600,000), P. Buchanan (32,500), R. Coutts (5,666) E. Kangas (39,499), J. Marengi (5,666), P. Reinhart (22,500), J. Robbins (37,499), J. Sorsby (251,355), S. Weinroth (49,499), and all Directors and executive officers as a group (2,044,184). Shares of Class B Common Stock subject to options currently exercisable or exercisable within 60 days include the following: A. Hovnanian (423,959).

(2)
Based upon 62,104,023 shares of Class A Common Stock and 14,641,446 shares of Class B Common Stock outstanding plus options currently exercisable or exercisable within 60 days held by each such Director, nominee, executive officer or holder of more than 5% and with respect to such holders, the number of shares beneficially owned as reported on such holder's most recently filed Schedule 13D or 13G.

(3)
Each Depositary Share represents 1/1,000th of a share of 7.625% Series A Preferred Stock.

(4)
Includes 4,833,826 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the "Limited Partnership"), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian's wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust (the "Marital Trust"), is the managing general partner of the Limited Partnership and as such has the sole power to vote and dispose of the shares of Class B Common Stock held by the Limited Partnership. Also includes 190,000 shares of Class A Common Stock and 376,265 shares of Class B Common Stock shares held in the name of Sirwart Hovnanian or the Marital Trust and over which Ms. Hovnanian has sole power to dispose of and vote shares. Mr. Hovnanian disclaims beneficial ownership of such shares.

(5)
Includes 157,271 shares of Class A Common Stock and 250,000 shares of Class B Common Stock held in a grantor retained annuity trust (the "AKH GRAT") for which Ara K. Hovnanian is trustee, 372,116 shares of Class A Common Stock and 431,394 shares of Class B Common Stock held in family related trusts as to which Ara K. Hovnanian has shared voting power and shared investment power and 37,374 shares of Class A Common Stock and 122,274 shares of Class B Common Stock held by Mr. Hovnanian's wife and children. Ara K. Hovnanian disclaims beneficial ownership of such shares, except to the extent of his potential pecuniary interest in the AKH GRAT and such other accounts and trusts.

(6)
Includes 45,000 shares of Class A Common Stock that are held jointly with Mr. Buchanan's spouse, Gail R. Buchanan. Paul W. Buchanan and Gail R. Buchanan share voting and investment power with respect to such shares.

(7)
Based solely upon information contained in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 1, 2008. As of December 31, 2007, Capital Group International, Inc., as the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities, had sole voting power with respect to 3,291,600 shares and sole investment power with respect to 3,903,900 shares of Class A Common Stock. Capital International Limited, as the investment manager of various institutional accounts, had sole voting power with respect to 2,963,700 shares and sole investment power with respect to 3,374,000 shares of Class A Common Stock. Address: 11100 Santa Monica Blvd., Los Angeles, California 90025.

(8)
Based solely upon information contained in a statement on Schedule 13G/A filed with the Securities and Exchange Commission on January 31, 2008. As of December 31, 2007, EARNEST Partners, L.L.C. had sole voting power with respect to 1,824,199 shares, shared voting power with respect to 1,440,581 shares and sole investment power with respect to 5,352,802 shares of Class A Common Stock. Address: 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

(9)
Based solely upon information contained in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2008. As of December 31, 2007, T. Rowe Price Associates, Inc. had sole voting power with respect to 1,222,450 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 4,753,880 shares and shared dispositive power with respect to zero shares of Class A Common Stock. Address: 100 E. Pratt Street, Baltimore, Maryland 21202.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 5, 2008.

        This proxy statement and any amendments to the foregoing materials that are required to be furnished to stockholders are available online at http://www.eproxyaccess.com/hov.

        For information on how to obtain directions to the Company's Special Meeting, please call our Investor Relations department at 1–800–815–9680.

GENERAL

Interests of officers and directors

        Certain of our executive officers and directors own Class A Common Stock, Class B Common Stock and/or options to purchase such stock. To the extent they own Class A Common Stock their interests are the same as all other holders of Class A Common Stock. To the extent they own Class B Common Stock, their interests may differ from Class A Common stockholders because their shares of Class B Common Stock will not be subject to the NOL Protective Amendment or the Rights Plan.

Solicitation

        The solicitation of proxies is being made primarily by mail, but directors, officers, employees, and contractors retained by us may also engage in the solicitation of proxies by telephone. The cost of soliciting proxies will be borne by us. We have retained the services of Innisfree M&A Incorporated to assist in the solicitation of proxies, at a cost to us of approximately $50,000. In addition, we may reimburse brokers, custodians, nominees and other record holders for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners. This Proxy Statement and the accompanying forms of proxy are being sent to stockholders on or about October 17, 2008.

Voting

        Unless otherwise directed, the persons named in the proxy card(s) intend to vote all shares represented by proxies received by them in favor of all three proposals. All proxies will be voted as specified. Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class for proposals that require the affirmative vote of the holders of a majority in voting power of all common stock represented in person or by proxy at the Special Meeting, voting together. All votes will be certified by the Inspectors of Election. Abstentions and broker non-votes will have the effect of votes against Proposal One and will have no effect on the vote for Proposal Two or Proposal Three.

        Notwithstanding the foregoing, our Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of our knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless we are satisfied that such shares have been held continuously, since the date of issuance, for the benefit or account of the same named beneficial owner of such shares (as defined in the amended Certificate of Incorporation) or any Permitted Transferee (as defined in the amended Certificate of Incorporation). Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must properly complete their proxy card, which is specially designed for beneficial owners of Class B Common Stock. We have also supplied nominee holders of Class B Common Stock with instructions and specially designed proxy cards to accommodate the voting of the Class B Common Stock. In accordance with our amended Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner proxy card and the nominee proxy card relating to such shares is properly completed, mailed, and received not less than 3 nor more than 20 business days prior to December 5, 2008.

Additional Matters

        Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Special Meeting of Stockholders, and it has no information that others will attempt to do so. If other matters requiring the vote of stockholders properly come before the meeting and any adjournments or postponements thereof, it is the intention of the persons named in the proxy cards to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

        Shareholder proposals for inclusion in the proxy materials related to the 2009 Annual Meeting of Shareholders must be received by the Company no later than October 22, 2008. Shareholder proposals submitted after January 5, 2009 will be considered untimely for purposes of SEC Rule 14a-4.

By Order of your Board of Directors
HOVNANIAN ENTERPRISES, INC.

Red Bank, New Jersey
October 14, 2008

 ANNEX A

AMENDMENT TO

CERTIFICATE OF INCORPORATION

        NINTH: RESTRICTIONS ON TRANSFERS

        9.1    DEFINITIONS.    As used in this Paragraph NINTH, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

        "5-percent Transaction" means any Transfer described in clause (a) or (b) of Section 9.2.

        "5-percent Stockholder" means a Person or group of Persons that is a "5-percent shareholder" of the Corporation pursuant to Treasury Regulation § 1.382-2T(g).

        "Agent" has the meaning set forth in Section 9.5.

        "Board of Directors" or "Board" means the board of directors of the Corporation.

        "Class A Common Stock" means any interest in Class A Common Stock, par value $0.01 per share, of the Corporation that would be treated as "stock" of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

        "Class B Common Stock" means any interest in Class B Common Stock, par value $0.01 per share, of the Corporation that would be treated as "stock" of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

        "Code" means the United States Internal Revenue Code of 1986, as amended from time to time, and the rulings issued thereunder.

        "Converted A Shares" has the meaning set forth in Section 9.3.

        "Corporation Security" or "Corporation Securities" means (i) shares of Class A Common Stock and Class B Common Stock, (ii) shares of Preferred Stock (other than preferred stock described in Section 1504(a)(4) of the Code), (iii) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Securities of the Corporation, and (iv) any Stock.

        "Effective Date" means the date of filing of this Certificate of Amendment of Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

        "Excess Securities" has the meaning given such term in Section 9.4; provided, however, that Excess Securities shall not include Class B Common Stock.

        "Expiration Date" means the earlier of (i) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Paragraph NINTH is no longer necessary for the preservation of Tax Benefits, (ii) the beginning of a taxable year of the Corporation to which the Board of Directors determines that no Tax Benefits may be carried forward or (iii) such date as the Board of Directors shall fix in accordance with Section 9.12 of this Paragraph NINTH.

        "Percentage Stock Ownership" means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k) or any successor provision.

        "Person" means any individual, firm, corporation or other legal entity, and includes any successor (by merger or otherwise) of such entity; provided, however, that a Person shall not mean a Public Group.

        "Pre-existing 5-percent Stockholder" means (i) any Person that has filed a Schedule 13D or 13G with respect to the Corporation on or before the Effective Date and (ii) any "5-percent owner" or "higher tier entity" of any Person described in clause (i) within the meaning of Treasury Regulation § 1.382-2T(f)(10) and 1.382-2T(f)(14).

        "Prohibited Distributions" means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

        "Prohibited Transfer" means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Paragraph NINTH.

        "Public Group" has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

        "Purported Transferee" has the meaning set forth in Section 9.4.

        "Securities" and "Security" each has the meaning set forth in Section 9.7.

        "Stock" means any interest that would be treated as "stock" of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

        "Stock Ownership" means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Code and the regulations thereunder.

        "Tax Benefits" means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a "net unrealized built-in loss" of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.

        "Transfer" means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

        "Transferee" means any Person to whom Corporation Securities are Transferred.

        "Treasury Regulations" means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.

        9.2    TRANSFER AND OWNERSHIP RESTRICTIONS.    In order to preserve the Tax Benefits, from and after the Effective Date of this Paragraph NINTH any attempted Transfer of Corporation Securities (excluding Class B Common Stock) prior to the Expiration Date and any attempted Transfer of Corporation Securities (excluding Class B Common Stock) pursuant to an agreement entered into prior to the Expiration Date, shall be prohibited and void ab initio (a) if the transferor is a 5-percent Stockholder or (b) to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person or group of Persons would become a 5-percent Stockholder or (2) the Percentage Stock Ownership in the Corporation of any 5-percent Stockholder would be increased.

        9.3    EXCEPTIONS.

        (a)   Notwithstanding anything to the contrary herein, if a Transfer by (but not to) a Pre-existing 5-percent Stockholder or a stockholder holding shares of Class A Common Stock acquired upon conversion of Class B Common Stock in accordance with Paragraph FOURTH of this Certificate of Incorporation ("Converted A Shares") otherwise would be prohibited by Section 9.2, such Transfer shall not be prohibited under Section 9.2 if both of the following conditions are met: (i) such Transfer does not increase the Percentage Stock Ownership of any 5-percent Stockholder or create a new 5-percent Stockholder, in each case other than a Public Group (including a new Public Group created under Treasury Regulation § 1.382-2T(j)(3)(i)), and (ii) the Stock that is the subject of the Transfer either (x) was acquired by such Pre-existing 5-percent Stockholder prior to the Effective Date or (y) is Converted A Shares.

        (b)   The restrictions set forth in Section 9.2 shall not apply to an attempted Transfer that is a 5-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section 9.3, the Board of Directors, may, in its discretion, require (at the expense of the transferor and/or transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in the application of any Section 382 of the Code limitation on the use of the Tax Benefits; provided that the Board may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Paragraph NINTH through duly authorized officers or agents of the Corporation. Nothing in this Section 9.3 shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

        9.4    EXCESS SECURITIES.

        (a)   No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the "Purported Transferee") shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the "Excess Securities"). Until the Excess Securities are acquired by another person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 9.5 or until an approval is obtained under Section 9.3(b). After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 9.4 or Section 9.5 shall also be a Prohibited Transfer.

        (b)   The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities (other than Class B Common Stock) or the payment of any distribution on any Corporation Securities (other than Class B Common Stock) that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to all the direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Paragraph NINTH, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person's actual and constructive ownership of stock and other evidence that a Transfer will not be prohibited by this Paragraph NINTH as a condition to registering any transfer.

        9.5    TRANSFER TO AGENT.    If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee's possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the "Agent"). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm's-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent's discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation's demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 9.6 if the Agent rather than the Purported Transferee had resold the Excess Securities.

        9.6    APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS.    The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined at the discretion of the Board of Directors; and (c) third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee's sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 9.6. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 9.6 inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

        9.7    MODIFICATION OF REMEDIES FOR CERTAIN INDIRECT TRANSFERS.    In the event of any Transfer (excluding Class B Common Stock) which does not involve a transfer of securities of the Corporation within the meaning of Delaware law ("Securities," and individually, a "Security") but which would cause a 5-percent Stockholder to violate a restriction on Transfers provided for in this Paragraph NINTH, the application of Section 9.5 and Section 9.6 shall be modified as described in this Section 9.7. In such case, no such 5-percent Stockholder shall be required to dispose of any interest that is not a Security, but such 5-percent Stockholder and/or any Person whose ownership of Securities is attributed to such 5-percent Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 5-percent Stockholder, following such disposition, not to be in violation of this Paragraph NINTH. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 9.5 and 9.6, except that the maximum aggregate amount payable either to such 5-percent Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 5-percent Stockholder or such other Person. The purpose of this Section 9.7 is to extend the restrictions in Sections 9.2 and 9.5 to situations in which there is a 5-percent Transaction without a direct Transfer of Securities, and this Section 9.7, along with the other provisions of this Paragraph NINTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

        9.8    LEGAL PROCEEDINGS; PROMPT ENFORCEMENT.    If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 9.5 (whether or not made within the time specified in Section 9.5), then the Corporation shall promptly take all cost effective actions which it believes are appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 9.8 shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this Paragraph NINTH being void ab initio, (b) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (c) cause any failure of the Corporation to act within the time periods set forth in Section 9.5 to constitute a waiver or loss of any right of the Corporation under this Paragraph NINTH. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Paragraph NINTH.

        9.9    LIABILITY.    To the fullest extent permitted by law, any stockholder subject to the provisions of this Paragraph NINTH who knowingly violates the provisions of this Paragraph NINTH and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation's ability to utilize its Tax Benefits, and attorneys' and auditors' fees incurred in connection with such violation.

        9.10    OBLIGATION TO PROVIDE INFORMATION.    As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Paragraph NINTH or the status of the Tax Benefits of the Corporation.

        9.11    LEGENDS.    The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock (other than Class B Common Stock) that are subject to the restrictions on transfer and ownership contained in this Paragraph NINTH bear the following legend:

  "THE CERTIFICATE OF INCORPORATION, AS AMENDED (THE "CERTIFICATE OF INCORPORATION"), OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF CLASS A COMMON STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE "BOARD OF DIRECTORS") IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A FIVE PERCENT SHAREHOLDER UNDER THE CODE AND SUCH REGULATIONS. IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE

  TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION'S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE ("SECURITIES") BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION'S CERTIFICATE OF INCORPORATION TO CAUSE THE FIVE PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS."

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 9.3 of this Paragraph NINTH also bear a conspicuous legend referencing the applicable restrictions.

        9.12    AUTHORITY OF BOARD OF DIRECTORS.

        (a)   The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Paragraph NINTH, including, without limitation, (i) the identification of 5-percent Stockholders, (ii) whether a Transfer is a 5-percent Transaction or a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any 5-percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section 9.6, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Paragraph NINTH. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Paragraph NINTH for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation's ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Paragraph NINTH.

        (b)   Nothing contained in this Paragraph NINTH shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate or extend the Expiration Date, (ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Paragraph NINTH, (iii) modify the definitions of any terms set forth in this Paragraph NINTH or (iv) modify the terms of this Paragraph NINTH as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration, extension or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

        (c)   In the case of an ambiguity in the application of any of the provisions of this Paragraph NINTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Paragraph NINTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Paragraph NINTH. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Paragraph NINTH. The Board of Directors may delegate all or any portion of its duties and powers under this Paragraph NINTH to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Paragraph NINTH through duly authorized officers or agents of the Corporation. Nothing in this Paragraph NINTH shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

        9.13    RELIANCE.    To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation or of the Corporation's legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Paragraph NINTH, and the members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

        9.14    BENEFITS OF THIS PARAGRAPH NINTH.    Nothing in this Paragraph NINTH shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Paragraph NINTH. This Paragraph NINTH shall be for the sole and exclusive benefit of the Corporation and the Agent.

        9.15    SEVERABILITY.    The purpose of this Paragraph NINTH is to facilitate the Corporation's ability to maintain or preserve its Tax Benefits. If any provision of this Paragraph NINTH or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Paragraph NINTH.

        9.16    WAIVER.    With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Paragraph NINTH, (1) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (2) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

 ANNEX B

RIGHTS AGREEMENT

dated as of

August 14, 2008

between

HOVNANIAN ENTERPRISES, INC.

and

National City Bank

Rights Agent

Page
Section 32	Counterparts	B-31
Section 33	Descriptive Headings; Interpretation	B-31
EXHIBITS
Exhibit A:	Form of Certificate of Designation of Series B Junior Preferred Stock
Exhibit B:	Form of Rights Certificate
Exhibit C:	Summary of Rights

 RIGHTS AGREEMENT

        RIGHTS AGREEMENT, dated as of August 14, 2008 (the "Agreement"), between Hovnanian Enterprises, Inc., a Delaware corporation (the "Company"), and National City Bank (the "Rights Agent").

W I T N E S S E T H

        WHEREAS, on July 29, 2008 (the "Rights Dividend Declaration Date"), the Board authorized and declared a dividend distribution of one right (a "Right") for each share of Class A common stock, par value $0.01 per share, of the Company (the "Class A Common Stock") and one Right for each share of Class B common stock, par value $0.01 per share, of the Company (the "Class B Common Stock") outstanding at the Close of Business (as hereinafter defined) on August 15, 2008 (the "Record Date"), each Right initially representing the right to purchase one ten-thousandth of a share of Preferred Stock (as hereinafter defined) of the Company, upon the terms and subject to the conditions hereinafter set forth, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Class A Common Stock and each share of Class B Common Stock issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date (as hereinafter defined) and the Expiration Date (as hereinafter defined) or as provided in Section 21.

        NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereby agree as follows:

Certain Definitions

        For purposes of this Agreement, the following terms shall have the meanings indicated:

        "Acquiring Person" shall mean any Person (other than the Company, any Related Person or any Exempt Person) that has become, in itself or, together with all Affiliates and Associates of such Person, the Beneficial Owner of 4.9% or more of the shares of Class A Common Stock then-outstanding, provided, however, that any Person who would otherwise qualify as an Acquiring Person as of the Close of Business on the Record Date will not be deemed to be an Acquiring Person for any purpose of this Agreement on and after such date unless and until such time as such stockholder acquires the beneficial ownership of one additional share of Class A Common Stock, and provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Class A Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company, or (iv) an Exempt Transaction, unless and until such time as such stockholder acquires the beneficial ownership of one additional share of Class A Common Stock. The Board shall not make any determination with respect to a potential Acquiring Person until five (5) Business Days after the date on which all Board members first received notice of the change of beneficial ownership at issue. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that any Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

        "Act" shall mean the Securities Act of 1933, as amended.

        "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person (whether or not a Related Person or an Exempt Person) whose shares of Class A Common Stock or Class B Common Stock would be deemed constructively owned by such first Person, owned by a single "entity" as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

        "Agreement" shall have the meaning set forth in the preamble of this Agreement.

        "Authorized Officer" shall mean the Chief Executive Officer, President, any Vice President, the Treasurer or the Secretary of the Company.

        A Person shall be deemed the "Beneficial Owner" of, and to "beneficially own" any securities:

          which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own" securities (including rights, options or warrants) which are convertible or exchangeable into Class A Common Stock until such time as the convertible or exchangeable securities are exercised and converted or exchanged into Class A Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; and, provided further, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

          which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has "beneficial ownership" of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" under Section 1.382-3(a)(1) of the Treasury Regulations, or which any other person is the Beneficial Owner, if such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person's Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own" any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person's status as a "clearing agency," as defined in Section 3(a)(23) of the Exchange Act; provided further, however, that nothing in this Section 1(e) shall cause a Person engaged in business as an underwriter of securities or member of a selling to group to be the Beneficial Owner of, or to "beneficially own," any securities acquired through such Person's participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the directors of the Company may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(e), a Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" or have "beneficial ownership" of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

        "Board" shall mean the Board of Directors of the Company.

        "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the States of New York or New Jersey (or such other state in which the principal office of the Rights Agent may be located) are authorized or obligated by law or executive order to close.

        "Class A Common Stock" shall have the meaning set forth in the preamble of this Agreement.

        "Class B Common Stock" shall have the meaning set forth in the preamble of this Agreement.

        "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Common Stock" shall mean the Class A Common Stock together with the Class B Common Stock.

        "Company" shall have the meaning set forth in the preamble of this Agreement.

        "Company's Certificate of Incorporation" shall mean the Certificate of Incorporation of the Company, as amended.

        "Current Per Share Market Price" shall have the meaning set forth in Section 11(d)(i) or Section 11(d)(ii) hereof, as applicable.

        "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

        "Distribution Date" shall mean the earliest of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board of Directors of the Company) after the commencement of a tender or exchange offer by any Person (other than the Company, any Related Person or any Exempt Person), if upon the consummation thereof such Person would be the Beneficial Owner of 4.9% or more of the then-outstanding Class A Common Stock.

        "Equivalent Preferred Stock" shall have the meaning set forth in Section 11(b) hereof.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Exchange Ratio" shall have the meaning set forth in Section 23(a) hereof

        "Exempt Person" shall mean (i) a Person whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the then-outstanding Class A Common Stock would not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of its NOLs and (ii) any Person that beneficially owns, as of the Record Date, 4.9% or more of the outstanding shares of Class A Common Stock, provided, however, that, with respect to clause (ii) of this paragraph, any such Person shall only be deemed to be an Exempt Person for so long as it beneficially owns no more than the amount of Class A Common Stock it owned on the Record Date; and provided, further, that, with respect to clauses (i) and (ii) of this paragraph, any Person shall cease to be an Exempt Person as of the date that such Person ceases to beneficially own 4.9% or more of the shares of the then outstanding Class A Common Stock. Additionally, a Person shall cease to be an Exempt Person if the Board, in its sole discretion, makes a contrary determination with respect to the effect of such Person's Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs.

        "Exempt Transaction" shall mean any transaction that the Board determines, in its sole discretion, is exempt, which determination shall be irrevocable.

        "Expiration Date" shall mean the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 22 hereof, (iii) the time at which the Rights are exchanged as provided in Section 23 hereof, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that this Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) August 14, 2009 if Stockholder Approval has not been obtained.

        "Final Expiration Date" shall be August 14, 2018.

        "Nasdaq" means The Nasdaq Stock Market.

        "NOLs" shall mean the Company's net operating loss carryforwards.

        "Person" shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, group of persons making a "coordinated acquisition" of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes any successor (by merger or otherwise) of such individual or entity.

        "Preferred Stock" shall mean shares of Series B Junior Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation of Series B Junior Preferred Stock attached hereto as Exhibit A.

        "Purchase Price" shall mean initially $35.00 per one ten-thousandth of a Preferred Stock, subject to adjustment from time to time as provided in this Agreement.

        "Record Date" shall have the meaning set forth in the recitals to this Agreement.

        "Redemption Price" shall mean $0.01 per Right, subject to adjustment of the Company to reflect any stock split, stock dividend or similar transaction occurring after the date hereof.

        "Related Person" shall mean (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any entity holding shares of Class A Common Stock or Class B Common Stock, as the case may be, for or pursuant to the terms of any such plan.

        "Rights" shall have the meaning set forth in the recitals to this Agreement.

        "Rights Agent" shall have the meaning set forth in the preamble of this Agreement.

        "Rights Certificates" shall mean certificates evidencing the Rights, in substantially the form attached hereto as Exhibit B.

        "Rights Dividend Declaration Date" shall have the meaning set forth in the recitals to this Agreement.

        "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

        "Securities Act" shall mean Securities Act of 1933, as amended.

        "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

        "Stock Acquisition Date" shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

        "Stockholder Approval" shall mean the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote, and voting together without regard to class, and that are present, or represented by proxy, and are voted on the proposal to approve this Agreement, at the meeting of stockholders of the Company duly held in accordance with the Company's certificate of incorporation (as amended) and applicable law.

        "Subsidiary" shall mean, with reference to any Person, any corporation or other legal entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

        "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

        "Summary of Rights " shall mean a copy of a summary of the terms of the Rights, in substantially the form attached hereto as Exhibit C.

        "Tax Benefits" shall mean the net operating loss carry-overs, capital loss carry-overs, general business credit carry-overs, alternative minimum tax credit carry-overs and foreign tax credit carry-overs, as well as any "net unrealized built-in loss" within the meaning of Section 382, of the Company or any direct or indirect subsidiary thereof.

        "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Class A Common Stock are listed or admitted to trading is open for the transaction of business or, with respect to the shares of Class B Common Stock which are not listed or admitted to trading on any national securities exchange, a Trading Day for the Class A Common Stock.

        "Treasury Regulations" shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

Appointment of Rights Agent

        The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment and hereby certifies that it complies with the requirements of the New York Stock Exchange governing transfer agents and registrars. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omission of any such co-rights agent. Prior to the appointment of a co-rights agent, the specific duties and obligations of each such co-rights agents shall be set forth in writing and delivered to the Rights Agent and the proposed co-rights agent. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such co-rights agent. To the extent that any co-rights agent takes any action pursuant to this Agreement, such co-rights agent shall be entitled to all of the rights and protections of, and subject to all of the applicable duties and obligations imposed upon, the Rights Agent pursuant to the terms of this Agreement. The Rights Agent will have no duty to supervise, and in no event will be liable for, the acts or omissions of any co-rights agent.

Issuance of Rights Certificates

        Until the Distribution Date, (i) the Rights shall be evidenced (subject to Section 3(b)) by the certificates representing the shares of Class A Common Stock or Class B Common Stock, registered in the names of the record holders thereof (which certificates representing such shares of Class A Common Stock and/or Class B Common Stock shall also be deemed to be Rights Certificates), (ii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Class A Common Stock and/or Class B Common Stock, and (iii) the surrender for transfer of any certificates representing such shares of Class A Common Stock and/or Class B Common Stock in respect of which

Rights have been issued shall also constitute the transfer of the Rights associated with the shares of Class A Common Stock and/or Class B Common Stock represented by such certificates.

        On or as promptly as practicable after the Record Date, the Company shall send by first class, postage prepaid mail, to each record holder of shares of Class A Common Stock and Class B Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company as of such date, a copy of a Summary of Rights to Purchase Preferred Stock in substantially the form attached as Exhibit C. With respect to certificates for Class A Common Stock and Class B Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights.

        Rights shall be issued by the Company in respect of all shares of Class A Common Stock and Class B Common Stock (other than any shares of Class A Common Stock and Class B Common Stock that may be issued upon the exercise or exchange of any Right) issued or delivered by the Company (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, except as specially provided in Section 21 hereof, after the Distribution Date. Certificates representing such shares of Class A Common Stock and Class B Common Stock shall have stamped on, impressed on, printed on, written on, or otherwise affixed to them a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement and as do not affect the rights, duties or responsibilities of the Rights Agent, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the shares of Class A Common Stock or Class B Common Stock may from time to time be listed or quoted:

  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Hovnanian Enterprises, Inc. and National City Bank, dated as of August 14, 2008 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Hovnanian Enterprises, Inc. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged, may expire, may be amended, or may be evidenced by separate certificates and no longer be evidenced by this certificate. Hovnanian Enterprises, Inc. shall mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances as set forth in the Rights Agreement, Rights that are or were beneficially owned by an Acquiring Person or any Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) may become null and void.

        Any Rights Certificate issued pursuant to this Section 3 or Section 21 hereof that represents Rights beneficially owned by an Acquiring Person or any of its Associates or Affiliates and any Rights Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any of its Associates or Affiliates or to any nominee of such Acquiring Person, Associate or Affiliate and any Rights Certificate issued pursuant to Section 6 or 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall be subject to and contain a legend in substantially the following form or such similar legend as the Company may deem appropriate and is not inconsistent with the provisions of this Agreement or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed:

  The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) of the Rights Agreement.

        As promptly as practicable after the Distribution Date, the Company shall prepare and execute, the Rights Agent shall countersign and the Company shall send or cause to be sent (and the Rights Agent will, if requested, and if provided with all necessary information, send), by first class, insured, postage prepaid mail, to each record holder of shares of Class A Common Stock and Class B Common Stock, as of the Close of Business on the Distribution Date (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Rights Certificate representing one Right for each share of Class A Common Stock and/or Class B Common Stock so held, subject to adjustment as provided herein. As of and after the Distribution Date, the Rights shall be represented solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the next Business Day. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively that the Distribution Date has not occurred.

        In the event that the Company purchases or otherwise acquires any shares after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Class A Common Stock and/or Class B Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Class A Common Stock and/or Class B Common Stock so purchased or acquired.

Form of Rights Certificates

        The Rights Certificates (and the form of election to purchase and the form of assignment to be printed on the reverse thereof) shall each be substantially in the form attached hereto as Exhibit B with such changes and marks of identification or designation, and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or transaction reporting system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 21 hereof, the Rights Certificates, whenever distributed shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as is set forth therein at the Purchase Price; provided, however, that the Purchase Price, the number and kind of securities issuable upon exercise of each Right and the number of Rights outstanding shall be subject to adjustments as provided in this Agreement.

Countersignature and Registration

        The Rights Certificates shall be executed on behalf of the Company by any Authorized Officer, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by any Authorized Officer, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

        Following the Distribution Date, upon receipt by the Rights Agent of written notice of the occurrence of the Distribution Date pursuant to Section 3(e) hereof, a stockholder list and all other relevant information referred to in Section 3(e) or as reasonably requested by the Rights Agent, the Rights Agent shall keep, books for registration and transfer of the Rights Certificates issued hereunder or cause to be kept, at its office or offices designated for such purposes and at such other offices as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or any transaction reporting system on which the rights may from time to time be listed or quoted. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates

        Subject to the provisions of Section 7(d) and Section 13 hereof, at any time after the Close of Business on the Distribution Date, and prior to the Expiration Date, any Rights Certificate(s) (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 23 hereof) representing exercisable Rights may be transferred, split up, combined or exchanged for another Rights Certificate(s), entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or other securities, as the case may be) as the Rights Certificate(s) surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any such Rights Certificate(s) must make such request in writing delivered to the Rights Agent, and must surrender the Rights Certificate(s) to be transferred, split up, combined or exchanged, with the forms of assignment and certificate contained therein duly executed, at the office or offices of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have (i) completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange or Rights Certificates as required by Section 9(d) hereof. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation unless and until it is satisfied that all such taxes and/or charges have been paid.

        Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company shall execute and deliver a new Rights Certificate of like tenor to the Rights Agent and the Rights Agent will countersign and deliver such new Rights Certificate to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Exercise of Rights; Purchase Price; Expiration Date of Rights

        Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date and prior to the Expiration Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) and Section 23 hereof, exercise the Rights evidenced thereby in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price (including any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with the provisions of Section 9(d)) hereof for each one ten-thousandth of a share of Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised.

        Upon receipt of a Rights Certificate representing exercisable Rights with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid under Section 9(d) hereof by certified check, cashier's check, bank draft or money order payable to the order of the Company, the Rights Agent shall, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates representing the total number of one ten-thousandths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes and directs its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit any shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (and the Company hereby irrevocably authorizes and directs such depositary agent to comply with all such requests), (ii) after receipt of such certificates (or depositary receipts, as the case may be) cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company or any transfer agent therefor of certificates representing the number of equivalent shares to be issued in lieu of the issuance of shares of Class A Common Stock or Class B Common Stock, as the case may be, in accordance with the provisions of Section 11(a)(iii), (iv) when appropriate, after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, (v) when appropriate, requisition from the Company of the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with the provisions of Section 13 hereof, and (vi) when appropriate, after receipt, deliver such cash to the registered holder of such Rights Certificate.

        In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, the Rights Agent shall prepare, execute and deliver a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 13 hereof.

        Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer, split up, combination or exchange of any Rights Certificate pursuant to Section 6 or exercise or assignment of a Rights Certificate as set forth in this Section 7 unless the registered holder of such Rights Certificate shall have (i) duly and properly completed and signed the certificate following the form of assignment or the form of election to purchase, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such transfer, split up, combination, exchange, exercise or assignment and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and Affiliates and Associates thereof as the Company or the Rights Agent may reasonably request.

Cancellation and Destruction of Rights Certificates

        All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Company Covenants Concerning Securities and Rights

        The Company covenants and agrees that it shall cause to be reserved, authorized for issuance and kept available out of its authorized and unissued shares of Preferred Stock, and/or other securities, or any shares of any such security of the Company held in its treasury, a number of shares of Preferred Stock (or any other security of the Company as may be applicable at the time of exercise) that shall be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

        The Company covenants and agrees so long as the shares of Preferred Stock (and, following the occurrence of any Person becoming an Acquiring Person, shares of Class A Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange, or quoted on Nasdaq, it shall endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for issuance upon the exercise of Rights to be listed on such exchange, or quoted on the Nasdaq, upon official notice of issuance upon such exercise.

        The Company covenants and agrees it will take all such actions as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of any Person becoming an acquiring Person shares of Class A Common Stock, Class B Common Stock and/or other securities) delivered upon exercise of Rights, at the time of delivery of the certificates for such securities, shall be (subject to payment of the Purchase Price) duly authorized, validly issued, fully paid and nonassessable securities.

        The Company covenants and agrees it will pay when due and payable any and all federal or state taxes and charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates representing securities issued upon the exercise of Rights; provided, however, that the Company shall not be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts representing securities issued upon the exercise of Rights in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise, or to issue or deliver any certificates or depositary receipts representing securities issued upon the exercise of any Rights until any such tax or charge has been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax or charge is due.

        If the Company determines that registration under the Securities Act is required, then the Company shall use commercially reasonable efforts (i) to file, as soon as practicable after the Distribution Date, on an appropriate form, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and

(B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not exceed 90 days, the exercisability of the Rights in order to prepare and file such registration statement and to permit it to become effective or to qualify the rights, the exercise thereof or the issuance of shares of Preferred Stock, Class A Common Stock, Class B Common Stock, or other securities upon the exercise thereof under state securities or "blue sky" laws. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(e) and give the Rights Agent a copy of such announcement. In addition, if the Company determines that a registration statement or other document should be filed under the Securities Act or any state securities laws following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights, for a period of time not to exceed 90 days, in each relevant jurisdiction until such time as a registration statement has been declared effective or any such other document filed and, if required, approved, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite registration or qualification in such jurisdiction has not been effected or the exercise of the Rights is not permitted under applicable law.

        Notwithstanding anything in this Agreement to the contrary, after the later of the Stock Acquisition Date and the Distribution Date, the Company shall not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action shall eliminate or otherwise diminish the benefits intended to be afforded by the Rights.

        In the event that the Company is obligated to issue other securities of the Company and/or pay cash pursuant to Sections 7, 11, 13 or 23 it shall make all arrangements necessary so that such other securities and/or cash are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

Record Date

        Each Person in whose name any certificate for a number of one ten-thousandths of a share of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate representing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for shares of Preferred Stock (or Class A Common Stock, Class B Common Stock and/or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a holder of any security of the Company with respect to shares for which the Rights are or may be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Adjustment of Purchase Price, Number and Kind of Securities or Number of Rights

        The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

        In the event the Company shall at any time after the Record Date (A) declare a dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company for the shares of Preferred Stock were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

        Subject to Section 23 of this Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Class A Common Stock or Class B Common Stock, as the case may be, (or at the option of the Company, such number of one ten-thousandths of a share of Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the Current Per Share Market Price of the Company's Class A Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Class A Common Stock or Class B Common Stock, as the case may be, so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof.

        Notwithstanding anything in this Agreement to the contrary, however, from and after the time (the "invalidation time") when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (A) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (B) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the invalidation time or (C) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the invalidation time pursuant to either (1) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (2) a transfer that the Board has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company will use commercially reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an

Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the invalidation time, no Right Certificates shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificates delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled.

        The Company may at its option substitute for a share of Class A Common Stock or Class B Common Stock, as the case may be, issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate current market value equal to the Current Per Share Market Price of a share of Class A Common Stock or Class B Common Stock, as the case may be. In the event that there shall be an insufficient number of Class A Common Stock or Class B Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (y) the then-current Purchase Price multiplied by the number of one ten-thousandths of shares of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the "Spread"), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Class A Common Stock and/or Class B Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Class A Common Stock and/or Class B Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Class A Common Stock or Class B Common Stock, as the case may be, (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as "Common Stock equivalents") (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Class A Common Stock and Class B Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board (upon the advice of a nationally recognized investment banking firm selected by the Board in good faith); provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Class A Common Stock and/or Class B Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Class A Common Stock and/or Class B Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

        If the Company fixes a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase shares of Preferred Stock (or securities having equivalent rights, privileges and preferences as the shares of Preferred Stock (for purposes of this Section 11(b), "Equivalent Preferred Stock")) or securities convertible into shares of Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the shares of Preferred Stock (determined pursuant to Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Per Share Market Price and the denominator of which is the number of shares of Preferred Stock outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which is in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

        If the Company fixes a record date for the making of a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets, stock (other than a dividend payable in shares of Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which is the Current Per Share Market Price of the shares of Preferred Stock (as determined pursuant to Section 11(d)) on such record date or, if earlier, the date on which shares of Preferred Stock begin to trade on an ex-dividend or when issued basis for such distribution, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the evidences of indebtedness, cash, assets or stock so to be distributed or of such subscription rights, options or warrants applicable to one share of Preferred Stock, and the denominator of which is such Current Per Share Market Price of the shares of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right but less than the aggregate par value of the shares of capital stock issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

        For the purpose of any computation hereunder, the "Current Per Share Market Price" of any security (a "Security" for purposes of this Section 11(d) only) on any date shall be deemed to be the average of the daily closing prices per share of a share of the Class A Common Stock for the 30 consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights) or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after, but not including, the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to take into account ex-dividend trading or to reflect the current per share market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If the Security is not publicly held or not so listed or traded, or is not the subject of available bid and asked quotes, the Current Per Share Market Price of such Security shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

        For the purpose of any computation hereunder, the "Current Per Share Market Price" of shares of the Preferred Stock shall be determined in accordance with the method set forth above in Section 11(d)(i) other than the last sentence thereof. If the Current Per Share Market Price of Preferred Stock cannot be determined in the manner provided above, it shall be conclusively deemed to be an amount equal to the current per share market price of the shares of Class A Common Stock multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the shares of Class A Common Stock occurring after the date of this Agreement). If neither the Class A Common Stock, Class B Common Stock nor the Preferred Stock are publicly held or so listed or traded, or the subject of available bid and asked quotes, "Current Per Share Market Price" of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. For all purposes of this Agreement, the current per share market price of one ten-thousandth of a Preferred Share will be equal to the current per share market price of one Preferred Share divided by ten thousand.

        Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a share of Preferred Stock or one ten-thousandth of a share of a Class A Common Stock or Class B Common Stock or other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment and (ii) the Expiration Date.

        If as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised becomes entitled to receive any securities of the Company other than shares of Preferred Stock, thereafter the number and/or kind of such other securities so receivable upon exercise of any Right (and/or the Purchase Price in respect thereof) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) contained in this Section 11, and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock (and the Purchase Price in respect thereof) shall apply on like terms to any such other securities (and the Purchase Price in respect thereof).

        All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

        Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price pursuant to Section 11(b) or Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest one one-millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of a Right immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

        The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. The Company shall also, as promptly as practicable, notify the Rights Agent in writing of same pursuant to Section 9(e) hereof and give the Rights Agent a copy of such announcement. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but if the Rights Certificates have been issued, such record date shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to the provision of Section 13, the additional Rights to which such holders are entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Rights Certificates evidencing all the Rights to which such holders are entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

        Without respect to any adjustment or change in the Purchase Price and/or the number and/or kind of securities issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number and kind of securities which were expressed in the initial Rights Certificate issued hereunder.

        Before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the shares of Preferred Stock or below the then par value, if any, of any other securities of the Company issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or such other securities, as the case may be, at such adjusted Purchase Price.

        In any case in which this Section 11 otherwise requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company delivers to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares of Preferred Stock or other securities upon the occurrence of the event requiring such adjustment.

        Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board determines to be necessary or advisable in order that any (i) consolidation or subdivision of the shares of Preferred Stock, (ii) issuance wholly for cash of shares of Preferred Stock at less than the Current Per Share Market Price therefor, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its shares of Preferred Stock is not taxable to such stockholders.

        Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Record Date and prior to the Distribution Date (i) pays a dividend on the outstanding shares of Class A Common Stock or Class B Common Stock payable in shares of Class A Common Stock and/or Class B Common Stock, as applicable, (ii) subdivides the outstanding shares of Class A Common Stock or Class B Common Stock, (iii) combines the outstanding shares of Class A Common Stock or Class B Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Class A Common Stock or Class B Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Class A Common Stock and/or each share of Class B Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Class A Common Stock and/or each share of Class B Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Class A Common Stock or Class B Common Stock, as applicable, immediately prior to such event by a fraction the numerator of which is the total number of shares of Class A Common Stock or Class B Common Stock, as applicable, outstanding immediately prior to the occurrence of the event and the denominator of which is the total number of shares of Class A Common Stock or Class B Common Stock, as the case may be, outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is paid or such a subdivision, combination or reclassification is effected.

Certificate of Adjusted Purchase Price or Number of Shares

        Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts and calculations accounting for such adjustment or describing such event, (b) file with the Rights Agent, and with each transfer agent for the shares of Preferred Stock and the shares of Class A Common Stock and Class B Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate, provided, however, that the Rights Agent will not be entitled to such protection in cases of bad faith or willful misconduct.

Fractional Rights and Fractional Shares

        The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of one Right. For purposes of this Section 13(a), the current market value of one Right is the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, such market maker to be selected by the Board. If the Rights are not publicly held or are not so listed or traded, or are not the subject of available bid and asked quotes, the current market value of one Right shall mean the fair value thereof as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent.

        The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). Fractions of Preferred Stock in integral multiples of one ten-thousandth of such Preferred Stock may, in the sole discretion of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement provides that the holders of such depositary receipts have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 13(b), the current market value of one ten-thousandth of a share of Preferred Stock shall be one ten-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the shares of the Preferred Stock cannot be so determined, the closing price of the shares of the Preferred Stock for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of the shares of Class A Common Stock shares for such Trading Day multiplied by ten thousand (as such number may be appropriately adjusted to reflect events such as stock splits, stock dividends, recapitalizations or similar transactions relating to the Class A Common Stock shares occurring after the date of this Agreement).

        Following the occurrence of any Person becoming an Acquiring Person, the Company shall not be required to issue fractions of shares of Class A Common Stock or Class B Common Stock, as the case may be, upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Class A Common Stock or Class B Common Stock, as the case may be. In lieu of issuing any such fractional securities, the Company may pay to any Person to whom or which such fractional securities would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one such security. For purposes of this Section 13(c), the current market value of one share of Class A Common Stock, or other security issuable upon the exercise or exchange of Rights shall be the closing price thereof (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise or exchange.

        The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 13.

Rights of Action

        (a)   All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Class A Common Stock and Class B Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the shares of Class A Common Stock and Class B Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the shares of Class A Common Stock or Class B Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

        (b)   Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however that the Company shall use commercially reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Agreement of Rights Holders

        Every holder of a Right consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of shares of Class A Common Stock or Class B Common Stock;

          after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed and accompanied by a properly executed instrument of transfer with the appropriate forms and certificates fully executed;

          the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Class A Common Stock or Class B Common Stock share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Class A Common Stock or Class B Common Stock share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

          such holder expressly waives any right to receive any fractional Rights and any fractional securities upon exercise or exchange of a Right, except as otherwise provided in Section 13.

Rights Certificate Holder Not Deemed a Stockholder

        No holder, of any Rights Certificate, by means of such possession, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one ten-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, by means of such possession, any of the rights of a stockholder of the Company including any right to vote on any matter submitted to stockholders at any meeting thereof, including the election of directors, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate have been exercised in accordance with the provisions of this Agreement.

Concerning the Rights Agent

        The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement and the performance of its duties and responsibilities and the exercise of its rights hereunder, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification will also be paid by the Company. The provisions of this Section 17 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

        The Rights Agent may conclusively rely on, and will be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with, its acceptance or administration of this Agreement and the exercise and performance of its duties and responsibilities and the exercise of its rights hereunder, in reliance upon any Rights Certificate or certificate evidencing shares of Preferred Stock, Class A Common Stock, Class B Common Stock or other securities of the Company, or any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 19.

        Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Merger, Consolidation or Change of Name of Rights Agent

        Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent is a party, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

        If at any time the name of the Rights Agent changes and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and if at that time any of the Rights Certificates have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Duties of Rights Agent

        The Rights Agent undertakes to perform the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

        The Rights Agent may consult with competent legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in accordance with the content of such advice or opinion.

        Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Per Share Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any Authorized Officer and delivered to the Rights Agent; and such certificate, pursuant to its terms, shall be full and complete authorization and protection to the Rights Agent for any action taken or suffered by it under the provisions of this Agreement in reliance upon such certificate.

        The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

        The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

        The Rights Agent will have no liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11, 12, 22 or 23 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Class A Common Stock, Class B Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Class A Common Stock, Class B Common Stock or Preferred Stock shall, when so issued, be validly authorized and issued, fully paid and nonassessable.

        The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

        The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties and the exercise of the rights hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

        The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

        The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers or employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

        If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

        No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

        The Rights Agent will not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent is specifically notified in writing by the Company of such fact, event or determination.

        The provisions of this Section 19 shall survive the exercise, exchange, redemption or expiration of the Rights, the resignation, replacement or removal of the Rights Agent and the termination of this Agreement.

Change of Rights Agent

        The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' written notice mailed to the Company, and to each transfer agent of the shares of Class A Common Stock, Class B Common Stock and Preferred Stock known to the Rights Agent, respectively, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' written notice, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the shares of Class A Common Stock, the Class B Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall, in its sole discretion, appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of the State of New York or of any other state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the shares of Class A Common Stock, the Class B Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Issuance of New Rights Certificates

        Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale by the Company of shares of Class A Common Stock or Class B Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Class A Common Stock or Class B Common Stock so issued or sold pursuant to the exercise, exchange or conversion of securities (other than Rights) issued prior to the Distribution Date which are exercisable or exchangeable for, or convertible into, shares of Class A Common Stock or Class B Common Stock and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights as would have been issued in respect of such shares of Class A Common Stock or Class B Common Stock if they had been issued or sold prior to the Distribution Date, as appropriately adjusted as provided herein as if they had been so issued or sold; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, in its good faith judgment the Board determines that the issuance of such Rights Certificate could have a material adverse tax consequence to the Company or to the Person to whom or which such Rights Certificate otherwise would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Redemption

        The Board may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then-outstanding Rights at the Redemption Price. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, securities or any other form of consideration deemed appropriate by the Board.

        Immediately upon the effectiveness of the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held without interest thereon. Promptly after the effectiveness of the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the shares of Class A Common Stock and Class B Common Stock; provided however, that the failure to give, or any defect in, any such notice will not affect the validity of the Redemption of the Rights. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

Exchange

        The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Class A Common Stock or Class B Common Stock, as the case may be, at an exchange ratio of one share of Class A Common Stock or Class B Common Stock, as the case may be, (or ten-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Ratio". The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

        Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 23 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Class A Common Stock or Class B Common Stock, as the case may be, equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Class A Common Stock or Class B Common Stock, for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

        The Company may at its option substitute and, in the event that there shall not be sufficient shares of Class A Common Stock or Class B Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 23, the Company shall substitute to the extent of such insufficiency, for each share of Class A Common Stock and/or Class B Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or equivalent preferred shares as such term is defined in Section 11(b)) such that the Current Per Share Market Price of one share of Preferred Stock (or equivalent preferred share) multiplied by such number or fraction is equal to the Current Per Share Market Price as of the date of such exchange.

Notice of Certain Events

        If the Company proposes to (i) pay any dividend payable in stock of any class to the holders of shares of Preferred Stock or to make any other distribution to the holders of shares of Preferred Stock (other than a regular periodic cash dividend), (ii) offer to the holders of shares of Preferred Stock rights, options, warrants or any similar instrument to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) effect any consolidation or merger into or with any other Person, (v) to effect the liquidation, dissolution or winding up of the Company or (vi) declare or pay any dividend on the shares of Class A Common Stock or Class B Common Stock payable in shares of

Class A Common Stock or Class B Common Stock, respectively, or to effect a subdivision, combination or reclassification of the Class A Common Stock or Class B Common Stock as the case may be, then, in each such case, the Company shall give to the Rights Agent and, to the extent possible, to each holder of a Rights Certificate, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution or offering of rights, warrants, options or any similar instrument or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Class A Common Stock, Class B Common Stock, and/or Preferred Stock for purposes of such action, and in the case of any such other action covered by clause (1) or (ii) above at least ten (10) days prior to the date of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever is the earlier.

        If a Stock Acquisition Date occurs, then the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights.

Notices

        Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made (a) immediately, if made by personal delivery to the party to be notified, (b) on the fifth (5th) day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile combined with a phone call to the Company notifying it of such transmission, all addressed (until another address is filed in writing by the Company with the Rights) as follows:

    Hovnanian Enterprises, Inc.
    10 HWY 35
    P.O. Box 500
    Red Bank, NJ 63131

    Attention: Peter Reinhart
    Facsimile: 732.383.2716
    Phone: 732.747.6835

        Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made (a) immediately, if made by personal delivery to the party to be notified, (b) on the fifth (5th) day if sent by first-class mail, postage prepaid, (c) the next Business Day if by nationally recognized overnight courier or (d) upon confirmation, if transmission by facsimile combined with a phone call to the Rights Agent notifying it of such transmission, all addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

    National City Bank
    Shareholder Services Administration
    Suite 635—LOC 01-3116
    629 Euclid Avenue
    Cleveland, Ohio 44114
    Attention: Shareholder Services Administration

        With a copy to:

    Jones Day
    901 Lakeside Avenue
    Cleveland, Ohio 44114
    Attention: Lyle G. Ganske
    Facsimile: 216.579.0212

        Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Class A Common Stock or Class B Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Supplements and Amendments

        Prior to the Distribution Date, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders Rights, any such supplement or amendment to be evidenced by writing signed by the Company and the Rights Agent. From and after the time at which the Rights cease to be redeemable pursuant to Section 22, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to amend or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything herein to the contrary, the Rights Agent shall not be obligated to enter into any supplement or amendment that affects the Rights Agent's own right, duties, obligations or immunities under this Agreement.

Successors

        All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Determinations and Actions by the Board

        For all purposes of this Agreement, any calculation of the number of shares of Class A Common Stock or Class B Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Class A Common Stock or Class B Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382 of the Code or any successor or replacement provision.

        The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or amend this Agreement).

        All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board, or any of the directors on the Board to any liability to any person, including without limitation the Rights Agent and the holders of the Rights. Unless otherwise notified, the Rights Agent shall always be entitled to assume that the Board acted in good faith and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.

Benefits of this Agreement

        Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Class A Common Stock or Class B Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Class A Common Stock or Class B Common Stock).

Severability

        If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 30 will affect the ability of the Company under the provisions of Section 26 to supplement or amend this Agreement to replace such invalid, void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction.

Governing Law

        This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Counterparts

        This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Descriptive Headings; Interpretation

        Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. For the avoidance of doubt and for clarification purposes only, if under any circumstance contemplated herein Rights become exercisable for the purchase of shares of Class A Common Stock or Class B Common Stock, such Rights may only be exercised as follows: (A) Rights issued in respect of Class A Common Stock will be exercisable only for the purchase of shares of Class A Common Stock (or any common stock equivalents issued in respect thereof) and (B) Rights issued in respect of Class B Common Stock will be exercisable only for the purchase of shares of Class B Common Stock (or any common stock equivalents issued in respect thereof).

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

HOVNANIAN ENTERPRISES
/s/ PETER REINHART Name: Peter Reinhart Title: General Counsel

NATIONAL CITY BANK
/s/ SHARON BOUGHTER Name: Sharon Boughter Title: Vice President

 Exhibit A

CERTIFICATE OF DESIGNATION
OF
SERIES B JUNIOR PREFERRED STOCK
OF
HOVNANIAN ENTERPRISES, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

        Hovnanian Enterprises, Inc. (hereinafter called the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify:

        1.     The name of the Company is Hovnanian Enterprises, Inc.

        2.     The certificate of incorporation, as amended (the "Certificate of Incorporation") of the Company authorizes the issuance of 100,000 shares of Preferred Stock, $0.01 par value (the "Preferred Stock"), and expressly vests in the Board of Directors of the Company (the "Board") the authority provided therein to provide for the issuance of said shares in series and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof.

        3.     The Board, pursuant to the authority expressly vested in it as aforesaid, on July 29, 2008 adopted the following resolutions creating a "Series B Junior" series of Preferred Stock:

        RESOLVED, that a series of the class of authorized Preferred Stock of the Company be and hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

SERIES B JUNIOR PREFERRED STOCK

         Designation and Amount.    The shares of such series will be designated as Series B Junior Preferred Stock (the "Series B Preferred") and the number of shares constituting the Series B Preferred is 10,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease will reduce the number of shares of Series B Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company and convertible into Series B Preferred.

        Section 2    Dividends and Distributions.    (a) Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior to the Series B Preferred with respect to dividends, the holders of shares of Series B Preferred, in preference to the holders of Class A Common Stock, par value $0.01 per share and Class B Common Stock, par value $0.01 (collectively, the "Common Stock"), of the Company, and of any other junior stock, will be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, dividends payable in cash (except as otherwise provided below) on such dates as are from time to time established for the payment of dividends on the Common Stock (each such date being referred to herein as a "Dividend Payment Date"), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred (the "First Dividend Payment Date"), in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, the greater of (i) $1 and (ii) ten thousand (10,000) times the aggregate per share amount of all cash dividends, and ten thousand (10,000) times the aggregate per share amount (payable in kind) of all non-cash dividends, other than a dividend payable in shares of Class A Common Stock or Class B Common

Stock, as the case may be, or a subdivision of the outstanding shares of Class A Common Stock or Class B Common Stock, as the case may be, (by reclassification or otherwise), declared on the Class A Common Stock and/or Class B Common Stock since the immediately preceding Dividend Payment Date or, with respect to the First Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred. In the event that the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the amount to which holders of shares of Series B Preferred would otherwise be entitled immediately prior to such event will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        (b)   The Company will declare a dividend on the Series B Preferred as provided in paragraph (a) of this Section 2 immediately after it declares a dividend on the Class A Common Stock and/or Class B Common Stock (other than a dividend payable in shares of Common Stock). Each such dividend on the Series B Preferred will be payable immediately prior to the time at which the related dividend on the Class A Common Stock and/or Class B Common Stock is payable.

        (c)   Dividends will accrue, and be cumulative, on outstanding shares of Series B Preferred from the Dividend Payment Date next preceding the date of issue of such shares, unless (i) the date of issue of such shares is prior to the record date for the First Dividend Payment Date, in which case dividends on such shares will accrue from the date of the first issuance of a share of Series B Preferred or (ii) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends will accrue, and be cumulative, from such Dividend Payment Date. Accrued but unpaid dividends will cumulate from the applicable Dividend Payment Date but will not bear interest. Dividends paid on the shares of Series B Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series B Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than 60 calendar days prior to the date fixed for the payment thereof.

        Section 3    Voting Rights.

        The holders of shares of Series B Preferred shall have the following voting rights:

        (a)   Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Series B Preferred shall entitle the holder thereof to 10,000 votes, on all matters upon which the holders of the Common Stock of the Company are entitled to vote. In the event the Company shall at any time after the Record Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        (b)   Except as otherwise provided herein, in the Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series B Preferred and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

        (c)   Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

        Section 4    Restrictions.

        Whenever dividends or other dividends or distributions payable on the Series B Preferred are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred outstanding have been paid in full, the Company will not:

          Declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) ("Junior Stock") to the shares of Series B Preferred;

          Declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) ("Parity Stock") with the shares of Series B Preferred, except dividends paid ratably on the shares of Series B Preferred and all such Parity Stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          Redeem, purchase or otherwise acquire for consideration shares of any Junior Stock; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such Junior Stock in exchange for shares of any other Junior Stock of the Company; or

          Redeem, purchase or otherwise acquire for consideration any shares of Series B Preferred, or any shares of Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, may determine in good faith will result in fair and equitable treatment among the respective series or classes.

        The Company will not permit any majority-owned subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

        Section 5    Reacquired Shares.    Any shares of Series B Preferred purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation of the Company, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

        Section 6    Liquidation, Dissolution or Winding Up.    Upon any liquidation, dissolution or winding up of the Company, no distribution will be made (a) to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Series B Preferred have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided, however, that the holders of shares of Series B Preferred will be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to a minimum per share liquidation payment of $10,000 but will be entitled to an aggregate per share liquidation payment of 10,000 times the payment made per share of Common Stock or (b) to the holders of shares of Parity Stock, except distributions made ratably on the shares of Series B Preferred and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company at any time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding shares of Common Stock, (iii) combines the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the aggregate amount to which each holder of shares of Series B Preferred would otherwise be entitled immediately prior to such event will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 7    Consolidation, Merger, Etc.    In the event that the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then, in each such case, each share of Series B Preferred will at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to ten thousand (10,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company at any time (a) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (b) subdivides the outstanding shares of Common Stock, (c) combines the outstanding shares of Common Stock in a smaller number of shares or (d) issues any shares of its capital stock in a reclassification of the outstanding shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such case and regardless of whether any shares of Series B Preferred are then issued or outstanding, the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred will be correspondingly adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 8    Redemption.    The shares of Series B Preferred are not redeemable.

        Section 9    Rank.    The Series B Preferred rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the Company's Preferred Stock, unless the terms of such series shall so provide.

        Section 10    Fractional Shares.    Series B Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred.

        FURTHER RESOLVED, that the statements contained in the foregoing resolutions creating and designating the said Series B Junior Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the Certificate of Incorporation of the Company pursuant to the provisions of Sections 104 and 151 of the DGCL.

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        IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by the undersigned on August 14, 2008.

HOVNANIAN ENTERPRISES, INC.
By:
Name: Peter Reinhart Title: General Counsel

 Exhibit B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-                        Rights in respect of Class         Common Stock

NOT EXERCISABLE AFTER AUGUST 14, 2018 OR EARLIER IF REDEEMED, EXCHANGED OR AMENDED. THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR A TRANSFEREE THEREOF SHALL BECOME NULL AND VOID AND NO LONGER TRANSFERABLE.

RIGHTS CERTIFICATE

HOVNANIAN ENTERPRISES, INC.

        This certifies that                        , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions, and conditions of the Rights Agreement, (the "Rights Agreement"), by and between Hovnanian Enterprises, Inc., a Delaware corporation (the "Company"), and National City Bank (the "Rights Agent"), dated as of August 14, 2008, to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. (New York time) on the Expiration Date (as such term is defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, one ten-thousandth of a fully paid nonassessable share of Series B Junior Preferred Stock, par value $0.01 per share (the "Preferred Shares"), of the Company, at a purchase price of $35.00 per one ten-thousandth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. If this Rights Certificate is exercised in part, the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised. The number of Rights evidenced by this Rights Certificate (and the number of one ten-thousandths of a Preferred Share which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of the date of the Rights Agreement, based on the Preferred Shares as constituted at such date. Terms used herein with initial capital letters and not defined herein are used herein with the meanings ascribed thereto in the Rights Agreement.

        As provided in the Rights Agreement, the Purchase Price and/or the number and/or kind of shares of Preferred Stock (or other securities, as the case may be) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to adjustment upon the occurrence of certain events.

        This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of the Rights under the circumstances specified in the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Company and can be obtained from the Company without charge upon written request therefor.

        Pursuant to the Rights Agreement, from and after the occurrence of any Person becoming an Acquiring Person, any Rights that are Beneficially Owned by (i) any Acquiring Person (or any Affiliate

or Associate of any Acquiring Person), (ii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the occurrence of any Person becoming an Acquiring Person or (iii) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with any Person becoming an Acquiring Person pursuant to either (a) a transfer from an Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (b) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding certain provisions of the Rights Agreement, and subsequent transferees of any of such Persons, will be void without any further action and any holder of such Rights will thereafter have no rights whatsoever with respect to such Rights under any provision of the Rights Agreement. From and after the occurrence of any Person becoming an Acquiring Person, no Rights Certificate will be issued that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of the Rights Agreement will be canceled.

        This Rights Certificate, with or without other Rights Certificates, may be exchanged for another Rights Certificate or Rights Certificates entitling the holder to purchase a like number of one ten-thousandths of a Preferred Share (or other securities, as the case may be) as the Rights Certificate or Rights Certificates surrendered entitled such holder (or former holder in the case of a transfer) to purchase, upon presentation and surrender hereof at the office or offices of the Rights Agent designated for such purpose, with the Form of Assignment (if appropriate) and the related Certificate duly executed.

        Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right or may be exchanged in whole or in part. The Rights Agreement may be supplemented and amended by the Company, as provided therein.

        The Company is not required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one ten-thousandth of a Preferred Share, which may, at the option of the Company, be evidenced by depositary receipts) or other securities issuable, as the case may be, upon the exercise of any Right or Rights evidenced hereby. In lieu of issuing such fractional Preferred Shares or other Securities, the Company may make a cash payment, as provided in the Rights Agreement.

        No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable upon the exercise of the Right or Rights represented hereby, nor will anything contained herein or in the Rights Agreement be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate have been exercised in accordance with the provisions of the Rights Agreement.

        This Rights Certificate will not be valid or obligatory for any purpose until it has been countersigned by the Rights Agent.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

        WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                        ,          .

HOVNANIAN ENTERPRISES, INC.
By:
Name: Peter Reinhart Title: General Counsel

COUNTERSIGNED:
NATIONAL CITY BANK
By:	Name: Title:

Signature page for Rights Certificate

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED,                        hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated :                        ,

Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

 CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

        (1)   the Rights evidenced by this Rights Certificate ☐ are ☐ are not being sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

        (2)   after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:                        ,

Signature

Form of Reverse Side of Rights Certificate—continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Rights Certificate)

To Hovnanian Enterprises, Inc.:

The undersigned hereby irrevocably elects to exercise                                    Rights represented by this Rights Certificate to purchase the one ten-thousandths of a Preferred Share or other securities issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights is not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights will be registered in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

Dated:                                     ,

Signature

Signature(s) Guaranteed:

SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

 CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

        (1)   the Rights evidenced by this Rights Certificate ☐ are ☐ are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement); and

        (2)   after due inquiry and to the best knowledge of the undersigned, it ☐ did ☐ did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:                                     ,

Signature

 NOTICE

        The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

        In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

 Exhibit C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS

        On July 29, 2008, the Board of Directors (the "Board") of Hovnanian Enterprises, Inc., a Delaware corporation (the "Company"), adopted a rights plan and declared a dividend of one preferred share purchase right for each outstanding share of Class A common stock and Class B common stock. The dividend is payable to our stockholders of record as of August 15, 2008. The terms of the rights and the rights plan are set forth in a Rights Agreement, by and between us and National City Bank, as Rights Agent, dated as of August 14, 2008 (the "Rights Plan").

        This summary of rights provides only a general description of the Rights Plan, and thus, should be read together with the entire Rights Plan, which is incorporated into this summary by reference. All capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Rights Plan. Upon written request, the Company will provide a copy of the Rights Plan free of charge to any of its stockholders.

        Our Board adopted the Rights Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (the "NOLs") to reduce potential future federal income tax obligations. We have experienced and continue to experience substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may "carry forward" these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an "Ownership Change," as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

        The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding Class A common stock (an "Acquiring Person") without the approval of our Board. Stockholders who own 4.9% or more of our outstanding Class A common stock as of the close of business on August 15, 2008 will not trigger the Rights Plan so long as they do not (i) acquire any additional shares of Class A common stock or (ii) fall under 4.9% ownership of Class A common stock and then re-acquire 4.9% or more of the Class A common stock. The Rights Plan does not exempt any future acquisitions of Class A common stock by such persons. Any rights held by an Acquiring Person are void and may not be exercised. Our Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Rights Plan.

         The Rights.    Our Board authorized the issuance of one right per each outstanding share of our Class A common stock and Class B common stock payable to our stockholders of record as of August 15, 2008. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would initially represent the right to purchase from us one ten-thousandth of a share of our Series B Junior Preferred Stock for a purchase price of $35.00 (the "Purchase Price") . If issued, each fractional share of preferred stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of our Class A common stock. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights.

         Exercisability.    The rights will not be exercisable until the earlier of (i) 10 business days after a public announcement by us that a person or group has become an Acquiring Person and (ii) 10 business days after the commencement of a tender or exchange offer by a person or group for 4.9% of the Class A common stock.

        We refer to the date that the rights become exercisable as the "Distribution Date." Until the Distribution Date, our Class A common stock and Class B common stock certificates will evidence the rights and will contain a notation to that effect. Any transfer of shares of Class A common stock and/or Class B common stock prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, the rights may be transferred other than in connection with the transfer of the underlying shares of Class A common stock or Class B common stock unless and until our Board has determined not to affect an exchange pursuant to the Rights Plan (as described below).

        After the Distribution Date, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Class A common stock or Class B common stock, as the case may be, having a market value of two times the Purchase Price.

         Exchange.    After the Distribution Date, the Board may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of the Company's preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

         Expiration.    The rights and the Rights Plan will expire on the earliest of (i) August 14, 2018, (ii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iii) the time at which the Rights are exchanged pursuant to the Rights Agreement, (iv) the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits, (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (vi) August 14, 2009 if Stockholder Approval has not been obtained.

         Redemption.    At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         Anti-Dilution Provisions.    Our Board may adjust the purchase price of the preferred shares, the number of preferred shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a stock dividend, a stock split or a reclassification of the preferred shares or our Class A common stock or Class B common stock. No adjustments to the purchase price of less than 1% will be made.

         Amendments.    Before the Distribution Date, our Board may amend or supplement the Rights Plan without the consent of the holders of the Rights. After the Distribution Date, our Board may amend or supplement the Rights Plan only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions, or to make any additional changes to the Rights Plan, but only to the extent that those changes do not impair or adversely affect any rights holder and do not result in the rights again becoming redeemable, and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence.

FORM OF PROXY

HOVNANIAN ENTERPRISES, INC.

Class A Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Stockholders of HOVNANIAN ENTERPRISES, INC. to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, N.Y. 10017, at 10:30 a.m. on December 5, 2008, and at any adjournment or postponement thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated October 14, 2008 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) FOR the approval of an amendment to the Company’s Certificate of Incorporation to restrict certain transfers of Class A Common Stock in order to preserve the tax treatment of the Company’s net operating losses and built-in losses; (2) FOR the approval of the Board of Directors’ decision to adopt and implement a stockholder rights plan; (3) FOR the approval of adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve Proposal One and/or Proposal Two; and (4) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1), (2) and (3).

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒	Please mark your vote as in this example

HOVNANIAN ENTERPRISES, INC.

Proposals to be voted on at our Special Meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR proposals 1, 2 and 3.

		FOR	AGAINST	ABSTAIN
1.

Approval of an amendment to the Company’s Certificate of Incorporation to restrict certain transfers of Class A Common Stock in order to preserve the tax treatment of the Company’s net operating losses and built-in losses.

		☐	☐	☐

2.	Approval of the Board of Directors’ decision to adopt and implement a stockholder rights plan.	☐	☐	☐

3.

Approval of adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve Proposal One and/or Proposal Two.

		☐	☐	☐

4.	Consideration of such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

	Yes	No	Date: , 2008

Please indicate if you plan to attend this meeting.	☐	☐
Signature

Signature (if held jointly)

Title(s), if any

Please mark, sign, date and return the proxy card promptly. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer.

FORM OF PROXY

HOVNANIAN ENTERPRISES, INC.

Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Stockholders of HOVNANIAN ENTERPRISES, INC. to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, N.Y. 10017, at 10:30 a.m. on December 5, 2008, and at any adjournment or postponement thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated October 14, 2008 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) FOR the approval of an amendment to the Company’s Certificate of Incorporation to restrict certain transfers of Class A Common Stock in order to preserve the tax treatment of the Company’s net operating losses and built-in losses; (2) FOR the approval of the Board of Directors’ decision to adopt and implement a stockholder rights plan; (3) FOR the approval of adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve Proposal One and/or Proposal Two; and (4) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1), (2) and (3).

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒	Please mark your vote as in this example

HOVNANIAN ENTERPRISES, INC.

Proposals to be voted on at our Special Meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR proposals 1, 2 and 3.

		FOR	AGAINST	ABSTAIN
1.

Approval of an amendment to the Company’s Certificate of Incorporation to restrict certain transfers of Class A Common Stock in order to preserve the tax treatment of the Company’s net operating losses and built-in losses.

		☐	☐	☐

2.	Approval of the Board of Directors’ decision to adopt and implement a stockholder rights plan.	☐	☐	☐

3.

Approval of adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve Proposal One and/or Proposal Two.

		☐	☐	☐

4.	Consideration of such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

	Yes	No	Date: , 2008

Please indicate if you plan to attend this meeting.	☐	☐
Signature

Signature (if held jointly)

Title(s), if any

Please mark, sign, date and return the proxy card promptly. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer.

FORM OF PROXY

HOVNANIAN ENTERPRISES, INC.

Nominee Holder of Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Stockholders of HOVNANIAN ENTERPRISES, INC. to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, N.Y. 10017, at 10:30 a.m. on December 5, 2008, and at any adjournment or postponement thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated October 14, 2008 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) FOR the approval of an amendment to the Company’s Certificate of Incorporation to restrict certain transfers of Class A Common Stock in order to preserve the tax treatment of the Company’s net operating losses and built-in losses; (2) FOR the approval of the Board of Directors’ decision to adopt and implement a stockholder rights plan; (3) FOR the approval of adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve Proposal One and/or Proposal Two; and (4) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1), (2) and (3).

According to the certification of the beneficial owner of the shares represented by this proxy, such beneficial owner (A) has been the beneficial owner of              of such shares continuously since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A)(i) of paragraph FOURTH of the Company’s amended Certificate of Incorporation) of any such beneficial owner and (B) has not been the beneficial owner of              of such shares continuously since the date of their issuance nor a Permitted Transferee of any such beneficial owner.

If no certification is made by the beneficial owner of the shares represented by this proxy, it will be deemed that all shares of Class B Common Stock represented by this proxy have not been held continuously, since the date of issuance, for the benefit or account of the same beneficial owner of the shares represented by this proxy or any Permitted Transferee.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒	Please mark your vote as in this example

HOVNANIAN ENTERPRISES, INC.

Proposals to be voted on at our Special Meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR proposals 1, 2 and 3.

		FOR	AGAINST	ABSTAIN
1.

Approval of an amendment to the Company’s Certificate of Incorporation to restrict certain transfers of Class A Common Stock in order to preserve the tax treatment of the Company’s net operating losses and built-in losses.

		☐	☐	☐

2.	Approval of the Board of Directors’ decision to adopt and implement a stockholder rights plan.	☐	☐	☐

3.

Approval of adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve Proposal One and/or Proposal Two.

		☐	☐	☐

4.	Consideration of such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

	Yes	No	Date: , 2008

Please indicate if you plan to attend this meeting.	☐	☐
Signature

Signature (if held jointly)

Title(s), if any

Please mark, sign, date and return the proxy card promptly. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer.

FORM OF PROXY

HOVNANIAN ENTERPRISES, INC.

Beneficial Owner of Class B Common Stock

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints Peter S. Reinhart and Paul W. Buchanan, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Special Meeting of Stockholders of HOVNANIAN ENTERPRISES, INC. to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, N.Y. 10017, at 10:30 a.m. on December 5, 2008, and at any adjournment or postponement thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated October 14, 2008 and upon all other matters properly coming before said meeting.

This proxy when properly executed will be voted (1) FOR the approval of an amendment to the Company’s Certificate of Incorporation to restrict certain transfers of Class A Common Stock in order to preserve the tax treatment of the Company’s net operating losses and built-in losses; (2) FOR the approval of the Board of Directors’ decision to adopt and implement a stockholder rights plan; (3) FOR the approval of adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve Proposal One and/or Proposal Two; and (4) on any other matters in accordance with the discretion of the named proxies and agents, if no instructions to the contrary are indicated in items (1), (2) and (3).

By signing on the reverse hereof, the undersigned certifies that (A) with respect to              of the shares represented by this proxy, the undersigned has been the beneficial owner of such shares continuously since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A)(i) of the paragraph FOURTH of the Company’s amended Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining              shares represented by this proxy, the undersigned has not been the beneficial owner of such shares continuously since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

If no certification is made, it will be deemed that all shares of Class B Common Stock represented by this proxy have not been held continuously, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒	Please mark your vote as in this example

HOVNANIAN ENTERPRISES, INC.

Proposals to be voted on at our Special Meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR proposals 1, 2 and 3.

		FOR	AGAINST	ABSTAIN
1.

Approval of an amendment to the Company’s Certificate of Incorporation to restrict certain transfers of Class A Common Stock in order to preserve the tax treatment of the Company’s net operating losses and built-in losses.

		☐	☐	☐

2.	Approval of the Board of Directors’ decision to adopt and implement a stockholder rights plan.	☐	☐	☐

3.

Approval of adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the Special Meeting to approve Proposal One and/or Proposal Two.

		☐	☐	☐

4.	Consideration of such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

	Yes	No	Date: , 2008

Please indicate if you plan to attend this meeting.	☐	☐
Signature

Signature (if held jointly)

Title(s), if any

Please mark, sign, date and return the proxy card promptly. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer.

QuickLinks

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.
HOVNANIAN ENTERPRISES, INC. 110 WEST FRONT STREET P.O. BOX 500 RED BANK, NEW JERSEY 07701
PROXY STATEMENT
GENERAL
THE NOL PROTECTIVE AMENDMENT
THE RIGHTS PLAN
ADJOURNMENT
MATTERS TO BE CONSIDERED AT SPECIAL MEETING PROPOSAL ONE: NOL PROTECTIVE AMENDMENT AMENDMENT TO CERTIFICATE OF INCORPORATION TO PRESERVE VALUE OF NET OPERATING LOSSES
PROPOSAL TWO: APPROVAL OF RIGHTS PLAN
PROPOSAL THREE: ADJOURNMENT
CERTAIN CONSIDERATIONS
VOTING RIGHTS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
GENERAL
SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING
ANNEX A
AMENDMENT TO CERTIFICATE OF INCORPORATION
ANNEX B RIGHTS AGREEMENT dated as of August 14, 2008 between HOVNANIAN ENTERPRISES, INC. and National City Bank Rights Agent
TABLE OF CONTENTS
RIGHTS AGREEMENT
W I T N E S S E T H
Exhibit A
CERTIFICATE OF DESIGNATION OF SERIES B JUNIOR PREFERRED STOCK OF HOVNANIAN ENTERPRISES, INC.
SERIES B JUNIOR PREFERRED STOCK
Exhibit B
FORM OF RIGHTS CERTIFICATE
RIGHTS CERTIFICATE HOVNANIAN ENTERPRISES, INC.
Form of Reverse Side of Rights Certificate FORM OF ASSIGNMENT (To be executed by the registered holder if such holder desires to transfer the Rights Certificate)
CERTIFICATE
FORM OF ELECTION TO PURCHASE
CERTIFICATE
NOTICE
Exhibit C
SUMMARY OF RIGHTS